VANGUARD(R)PENNSYLVANIA TAX-EXEMPT FUNDS

ANNUAL REPORT *  NOVEMBER 30, 2001

BOND

VANGUARD PENNSYLVANIA TAX-EXEMPT MONEY MARKET FUND
VANGUARD PENNSYLVANIA INSURED LONG-TERM TAX-EXEMPT FUND

PERSPECTIVE

Maintaining a long-term investment perspective isn't easy. Perhaps that's why it has proven to be so rewarding.

     With  news,   information,   and  opinion  constantly  bombarding  us,  the
temptation to buy or sell--to do something--is powerful. Yet such activity is often counterproductive. Emotions can lead us to big mistakes, like jumping into a hot investment we know little about or selling a sound long-term holding when it sags for a while.

     The actions we recommend are quite simple.

     First, take the time to decide on a mix of stocks, bonds, and cash investments that makes sense for you. Take into account your investment time horizon, your goals, and your ability and willingness to ride out market fluctuations. Write this mix down--it's your investment plan.

     Second, use low-cost, widely diversified mutual funds to carry out your asset allocation.

     Third, stick with your plan, unless there's a major change in your time horizon, goals, or financial situation. Don't "play the market"--and if you feel you must, don't risk more than a tiny percentage of your assets.

     Finally, if market news, the opinions of "experts," or the hope of a big score tempts you to act, consult your plan. It may help you keep a long-term perspective.
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CONTENTS

Letter from the Chairman                      1
Notice to Our Shareholders                    7
Report from the Adviser                       8
Fund Profiles                                11
Glossary of Investment Terms                 13
Performance Summaries                        14
Financial Statements                         16
Advantages of Vanguard.com                   39

SUMMARY

* The Vanguard Pennsylvania Tax-Exempt Funds earned excellent total returns in fiscal 2001, topping the results of their average peers.

* The funds' yields fell during the 12 months. The yield of the Pennsylvania Tax-Exempt Money Market Fund plunged by nearly 2.4 percentage points.

* Thanks to rising bond prices, total returns from fixed income securities far exceeded those of stocks, which sagged under the weight of an economic recession and sharply lower corporate profits.

LETTER FROM THE CHAIRMAN

FELLOW SHAREHOLDER,

During the 12 months ended November 30, 2001, VANGUARD(R) PENNSYLVANIA INSURED LONG-TERM TAX-EXEMPT FUND earned a total return of 8.8%, a result that was excellent both on an absolute basis and relative to competing mutual funds. vanguard(R) pennsylvania tax-exempt money market fund earned a solid total return of 2.9%, ahead of its average peer.

     The table below presents the 12-month returns for the Vanguard Pennsylvania Tax-Exempt Funds and their average mutual fund competitors. Our bond fund is also compared with the Lehman Brothers Municipal Bond Index, a broad measure of the muni market. In addition, the table shows the return for our Long-Term Tax-Exempt Fund's Admiral(TM) Shares--a separate, lower-cost class of shares for large and long-standing accounts--which we introduced in May.

-------------------------------------------------------------------
2001 TOTAL RETURNS                                FISCAL YEAR ENDED
                                                        NOVEMBER 30
-------------------------------------------------------------------
VANGUARD PENNSYLVANIA TAX-EXEMPT
  MONEY MARKET FUND                                            2.9%
  (SEC 7-Day Annualized Yield: 1.67%)
Average Pennsylvania Tax-Exempt
  Money Market Fund*                                           2.5
-------------------------------------------------------------------
VANGUARD PENNSYLVANIA INSURED
  LONG-TERM TAX-EXEMPT FUND                                    8.8%
Average Pennsylvania Municipal Debt Fund*                      8.1
Lehman Municipal Bond Index                                    8.8
-------------------------------------------------------------------

Admiral Shares (since inception on May 14, 2001)
-------------------------------------------------------------------
Vanguard Pennsylvania Insured
  Long-Term Tax-Exempt Fund                                    4.4%
-------------------------------------------------------------------
*Derived from data provided by Lipper Inc.


     The total return (capital change plus reinvested dividends) of the Investor Shares of our Long-Term Tax-Exempt Fund is based on an increase in net asset value from $10.98 per share on November 30, 2000, to $11.36 per share on November 30, 2001, and is adjusted for dividends totaling $0.570 per share from net investment income. For the Admiral Shares, the return is based on a rise in net asset value from $11.18 on May 14 to $11.36 on November 30, and is adjusted for dividends of $0.312 per share from net investment income. The Tax-Exempt Money Market Fund's net asset value remained at $1 per share, as was expected but not guaranteed.

     It's important to note that, because of the sharp slide in interest rates during the past 12 months, the yields offered by our funds have dropped considerably. At the end of the fiscal year, the Insured Long-Term Tax-Exempt Fund's yield was 4.09%, down from 5.04% a year earlier, and the Tax-Exempt Money Market Fund's yield was 1.67%, down from 4.05%. For Pennsylvania residents, income earned by our funds is exempt from federal and Pennsylvania income taxes (although it may be subject to local taxes and to the alternative minimum tax). That means that for taxpayers in the highest federal income tax bracket (38.6%), the taxable equivalent yields for our funds at the end of the fiscal year were 6.7% for the Long-Term Fund and 2.7% for the Money Market Fund.

FINANCIAL MARKETS IN REVIEW

The fiscal year was a study in contrasts in the securities markets: Stocks turned in poor results and bonds posted terrific returns. Most visibly, the Wilshire 5000 Total Market Index, a measure of the broad U.S. stock market, returned -11.0%. The period was especially volatile, with a sharp decline during the first ten months followed by a powerful rally in October and November.

     Overall, however, bad news predominated. Economic recession and the deadly terrorist attacks on the United States depressed corporate profits and deflated stock market valuations. Notably, the shrinkage in earnings was the more powerful factor in the market's decline. As shown by the chart below, even while stock prices were plummeting, price/earnings ratios held relatively steady for the year.

     In the stock market, performance conformed to clear patterns: severe weakness in large growth stocks, surprising strength in small value stocks. The rest of the market followed a less extreme version of the same script: Value bested growth, and smaller stocks outperformed larger ones.

     That said, the conditions that proved so tough on stocks--economic weakness, shrinking profits, and heightened aversion to risk--made for stellar returns on bonds. In an effort to revive the flagging economy, the Federal Reserve Board trimmed short-term interest rates ten times during the year, bringing the target


STOCK PRICES AND EARNINGS DECLINE . . .    . . BUT VALUATIONS END LITTLE CHANGED

S&P 500 INDEX EPS

                   PRICE         EARNINGS
MONTH ENDED        LEVEL        PER SHARE                       P/E RATIO
11/30/2000       1314.95            57.93                         22.7
12/31/2000       1320.28            59.21                         22.3
 1/31/2001       1366.01            59.13                         23.1
 2/28/2001       1239.94            58.49                         21.2
 3/31/2001       1160.33            57.44                         20.2
 4/30/2001       1249.46            55.29                         22.6
 5/31/2001       1255.82             54.6                         23.0
 6/30/2001       1224.42            52.78                         23.2
 7/31/2001       1211.23            55.56                         21.8
 8/31/2001       1133.58             54.5                         20.8
 9/30/2001       1040.94            53.93                         19.3
10/31/2001       1059.78             51.2                         20.7
11/30/2001       1139.45            49.76                         22.9


THE MARKET SANK, BUT PRICE/EARNINGS (P/E) RATIOS ENDED THE FISCAL YEAR CLOSE TO WHERE THEY STARTED.
--------------------------------------------------------------------------------
Sources: Standard & Poor's Corporation and The Vanguard Group.

federal funds rate to 2.0%, its lowest level in 40 years. (On December 11, after the fund's fiscal year-end, the Fed cut the rate by another 0.25 percentage point.)

     The yields on intermediate- and long-term bonds followed short-term rates downward, and bond prices rose. (Bond prices move in the opposite direction from interest rates.) For the fiscal year, the Lehman Aggregate Bond Index, a proxy for the total taxable bond market, returned 11.2%, gaining 6.8% from income and 4.4% from the rise in prices.


--------------------------------------------------------------------------------
MARKET BAROMETER                                    AVERAGE ANNUAL TOTAL RETURNS
                                                 PERIODS ENDED NOVEMBER 30, 2001
                                                --------------------------------
                                                  ONE         THREE         FIVE
                                                 YEAR         YEARS        YEARS
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index (Entire market)     11.2%          6.6%         7.4%
Lehman 10 Year Municipal Bond Index              8.2           5.1          6.1
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                       4.5           5.0          5.1
--------------------------------------------------------------------------------
STOCKS
S&P 500 Index (Large-caps)                     -12.2%          0.5%        10.1%
Russell 2000 Index (Small-caps)                  4.8           6.4          6.8
Wilshire 5000 Index (Entire market)            -11.0           0.8          9.1
MSCI EAFE Index (International)                -19.8          -4.3          0.4
================================================================================
CPI
Consumer Price Index                             1.9%          2.7%         2.3%
--------------------------------------------------------------------------------


     What was good news for investors in intermediate- and longer-term bonds was bad news for those investing primarily in money market funds and short-term securities such as certificates of deposit. The average yield on taxable money market funds slipped well below 3%. By the fiscal year-end, prospective returns on these investments were running neck and neck with the rate of inflation, which meant potentially tiny "real," or inflation-adjusted, returns.

     In the municipal bond market, the decline in yields was not as sharp as in the Treasury market. The yield of a high-quality 30-year municipal bond fell 37 basis points (0.37 percentage point) to 5.06%, and the yield of the 10-year muni fell 48 basis points to 4.20%. Three-month muni yields declined 250 basis points, ending the period at 1.70%. The Lehman 10 Year Municipal Bond Index, a good measure of intermediate-term muni bonds, returned 8.2% for the 12 months, as solid price increases supplemented interest income. See the Report From the Adviser on page 8 for more information on the municipal bond market and the relative value of munis versus Treasury bonds.

FISCAL 2001 PERFORMANCE OVERVIEW

As we noted above, the 12-month performance of Vanguard Pennsylvania Insured Long-Term Tax-Exempt Fund was excellent in both absolute and relative terms. The 8.8% total return for the fund's Investor Shares consisted of an income return of 5.3% and a 3.5% price increase. (The Performance Summary on page 15 presents a similar breakdown of the fund's returns for each of the past ten years.) Our margin of superiority over the 8.1% return of the average Pennsylvania municipal bond fund resulted both from your fund's skilled investment management and, as we discuss below, from its much lower costs.

     The Pennsylvania Tax-Exempt Money Market Fund provided a total return of 2.9%, outpacing the 2.5% return of its average peer. Our lower costs were the key reason for our outperformance.

QUALITY MATTERS OVER THE LONG RUN

On average, the credit quality of the bonds selected by the investment adviser, Vanguard's Fixed Income Group, for our long-term fund is higher than the credit quality of bonds owned by the fund's average peer. Over short periods, higher credit quality can be either a detriment or an advantage, because returns from higher-quality bonds and lower-quality bonds often vary. Over the long run, however, we believe that our tilt toward higher-quality bonds is a prudent stance.

     Though we emphasize higher-quality--and, thus, lower-yielding--bonds than our competitors, we have provided superior performance because our cost advantage more than makes up for the difference in yields.

COSTS CONSUME RETURNS

It's almost impossible to overstate the importance of costs in fixed income investing, particularly when it comes to money market funds. Fund expenses are deducted directly from the income that funds pay to their shareholders. This deduction occurs in both good and bad markets, and regardless of whether interest rates are high or low. However, the impact of these expenses is greatest when interest rates are low, because a fund's costs then consume a bigger percentage of its gross income. In fact, in the current market environment, some municipal money market funds now charge more in expenses than they offer in yield.

--------------------------------------------------------------------------------
The gap in returns between the Insured Long-Term Tax-Exempt Fund and its competitors resulted from your fund's skilled investment management and much lower costs.
--------------------------------------------------------------------------------

     Although it is impossible to avoid expenses, you can limit the percentage of your return that is forfeited to these charges. In the 2001 fiscal year, the Investor Shares of our Long-Term Tax-Exempt Fund had an expense ratio (annual expenses as a percentage of average net assets) of 0.20%, while our Tax-Exempt Money Market Fund had an expense ratio of 0.18%. These are just fractions of the 1.16% charged by the average Pennsylvania tax-exempt fund and the 0.60% charged by the average Pennsylvania tax-exempt money market fund. That means that our funds have a huge advantage over their peers: We're fishing in the same pool of securities, yet our peers are charging expenses that are about four or five times higher.

     We realize that an investment in our funds represents an acceptance of our philosophy, and we pledge to continue to earn your trust. We thank you for entrusting your hard-earned money to us.

AS RATES FALL, RISK RISES

In light of the strong performance of bonds over the past 12 months, it's important to keep in mind that bonds are not risk-free. In fact, as interest rates have slid over the past year, the risk in bond investing has risen dramatically. The prices of existing bonds rise when interest rates decline, because securities that offer more income become more valuable. This price boost contributes to a fund's total return, which consists of the income paid by the bonds and the change in the value of the bonds.

     Over the past year, that combination has added up to strong returns for bonds. But looking ahead, it's wise to expect that bond returns won't be nearly as high. This is because the income earned by bonds is lower today than it was a year ago. Also, because rates have already fallen significantly, further big price gains are not likely. Still, bonds are a great source of income, and they can provide valuable diversification to a portfolio of stocks.

THE MUNICIPAL BOND TAX ADVANTAGE

For Pennsylvania residents, the income earned by our funds is exempt from federal, state, and, in most cases, local income taxes. At current yields, that means that investors in our funds can earn significantly more after-tax income than they could by investing in U.S. Treasury securities. The table at right illustrates this advantage.

--------------------------------------------------------------------------------
COMPARISON OF INCOME                                  FROM HYPOTHETICAL $100,000
                                                    INVESTMENTS: BASED ON YIELDS
                                                         AS OF NOVEMBER 30, 2001
                                                  ------------------------------
                                                     SHORT-TERM        LONG-TERM
--------------------------------------------------------------------------------
Taxable gross income                                     $1,700          $5,300
Less taxes (38.6%)                                         (650)         (2,000)
Net after-tax income                                      1,050           3,300
--------------------------------------------------------------------------------
Tax-exempt income                                        $1,700          $5,100
--------------------------------------------------------------------------------
TAX-EXEMPT INCOME
 ADVANTAGE                                               $ 650           $1,800
--------------------------------------------------------------------------------
Percentage advantage                                        62%              55%
--------------------------------------------------------------------------------

This illustration assumes current yields (as of November 30, 2001) of 5.3% for long-term U.S. Treasury bonds, 1.7% for U.S. Treasury bills, 5.1% for long-term municipals, and 1.7% for short-term municipals. The tax adjustment assumes a typical itemized tax return based on a federal tax rate of 38.6%. Income from U.S. Treasuries is not subject to state taxes; local taxes are not considered. The illustration is not intended to represent future results.


     Of course, there are important differences between state-specific municipal bond funds and U.S. Treasury bonds. Treasuries are backed by the full faith and credit of the U.S. government and therefore have unmatched credit quality. Also, municipal bond funds that confine their investments to a single state lack broad geographic diversification and thus are more risky than those that spread their investments among many issuers in different states.

LONG-TERM PERFORMANCE OVERVIEW

We believe that the true measure of an investment's success is its long-term record. The table below compares the performance of our funds over the past ten years with that of their average peer mutual funds. It also shows the growth of hypothetical $10,000 investments made in each a decade ago. As you can see, the Vanguard Pennsylvania Tax-Exempt Funds have established excellent competitive records over the past ten years.

--------------------------------------------------------------------------------
TOTAL RETURNS                                  TEN YEARS ENDED NOVEMBER 30, 2001
                         -------------------------------------------------------
                                AVERAGE              FINAL VALUE OF A $10,000
                             ANNUAL RETURN               INITIAL INVESTMENT
                         ----------------------   ------------------------------
                                       AVERAGE                 AVERAGE
PENNSYLVANIA             VANGUARD    COMPETING     VANGUARD  COMPETING  VANGUARD
TAX-EXEMPT FUND              FUND         FUND         FUND       FUND ADVANTAGE
--------------------------------------------------------------------------------
Money Market                 3.2%         2.9%      $13,654    $13,320   $   334
Insured Long-Term            7.0          6.1        19,689     18,092     1,597
--------------------------------------------------------------------------------

     Just as in the 2001 fiscal year, our fine performance over the past decade has been a product of our disciplined investment management and our low costs. Our Long-Term Tax-Exempt Fund's advantage is significant: Over the ten years, it has produced nearly $1,600 more wealth than its average competitor on the basis of a $10,000 stake. This is about 16% of the original investment.

IN SUMMARY

The turmoil in the stock market over the past 12 months has opened many investors' eyes to the benefits of bonds. But it's important to understand that the strong performance of bonds should not lead investors to abandon a balanced investment program that includes stocks.

     As you build or maintain your portfolio, remember to aim for a diversified mix of stocks, bonds, and short-term investments that is suitable for your goals, time horizon, and tolerance for risk. And always keep in mind that while the financial markets are not within your control, the amount that you pay for your investments is.


Sincerely,

/S/ JOHN J. BRENNAN
JOHN J. BRENNAN
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

DECEMBER 11, 2001

--------------------------------------------------------------------------------
NOTICE TO OUR SHAREHOLDERS


CHANGES IN THE INSURED LONG-TERM TAX-EXEMPT FUND'S INVESTMENT POLICIES AND NAME

After careful consideration, the board of trustees of Vanguard Pennsylvania Insured Long-Term Tax-Exempt Fund has decided to remove the requirement that the fund hold a minimum percentage of its assets in municipal bonds that are insured. The board decided that maintaining the "insured" bond requirement would limit our flexibility in managing the fund and would not provide a compensating reduction in risk. Consequently, the fund's name will change to Vanguard Pennsylvania Long-Term Tax-Exempt Fund. Both changes will take effect in late March 2002. The fund's objective--providing income that is exempt from both federal and Pennsylvania personal income taxes--will not change.

REASONS FOR THE CHANGE

The portfolio manager currently is required to invest at least 80% of fund assets in long-term Pennsylvania municipal bonds that are insured for the timely payment of principal and interest. (The insurance does not apply to the fund's share price or your investment in the fund.) Two factors were particularly important in our review: the rising cost of this insurance (a cost that directly reduces a bond's yield) and a reduction in the number of newly issued insured bonds in Pennsylvania.

BENEFITS TO SHAREHOLDERS

Removing the requirement to invest 80% of fund assets in insured bonds is expected to benefit shareholders in at least two ways:

* It will increase the fund's income yield over time as the fund gradually invests in a larger proportion of uninsured bonds, which historically offer higher yields than insured bonds.

* It will increase the fund's diversification because the portfolio manager will be able to invest in a less-restrictive combination of insured and uninsured municipal bonds from Pennsylvania. (Currently, more than half of the nation's municipal bonds are uninsured.)

THE FUND'S NEW CREDIT STANDARDS

Although the insurance requirement will be discontinued in late March, the fund will still adhere to Vanguard's high standards of credit quality. The fund will be required to invest at least 75% of its assets in high-grade municipal bonds--those with credit ratings in one of the three highest categories as determined by independent bond-rating agencies. The rest of the fund's assets may be invested in bonds from the fourth-highest credit-quality category, with the exception that up to 5% of assets may be invested in lower-rated or unrated securities.

REPORT FROM THE ADVISER

During the 12 months ended November 30, a sharp decline in interest rates drove bond prices higher and boosted the total return of vanguard PENNSYLVANIA INSURED LONG-TERM TAX-EXEMPT FUND to 8.8%. It was the second consecutive fiscal year in which the fund's interest income was augmented by rising prices. VANGUARD PENNSYLVANIA TAX-EXEMPT MONEY MARKET FUND returned 2.9%.

     Both funds recorded higher returns than their average competitors. The Insured Long-Term Tax-Exempt Fund topped its average peer for the fourth consecutive fiscal year. The Tax-Exempt Money Market Fund has done the same ten years running. A year will probably come when we fall short of these comparative standards, but we fully expect our long-term results to consistently excel. Thank you for entrusting your assets to us.

THE ECONOMY ENTERS A RECESSION

The U.S. economy slowed rapidly during the funds' 2001 fiscal year. The production of goods and services--which is measured by "real," or inflation-adjusted, gross domestic product (GDP)--expanded at an annual rate of just 1.3% between January and March, down from 2.3% a year earlier. The National Bureau of Economic Research later said that the nation's ten-year economic expansion ended in March 2001. Employment peaked six months after industrial production had done so, and a recession began. In the second quarter, GDP grew a tiny 0.3%. Then came the events of September 11.

     The terrorist attacks were an extraneous shock to the economy that increased the severity of the slowdown. Consumer spending, which had previously held up well, was stifled. And corporate spending, which had slowed considerably long before the disasters, slowed even further. The Commerce Department pegged third-quarter 2001 GDP at -1.3%. Most analysts expected economic output to decline in the fourth quarter as well.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The adviser believes that each fund, while operating within stated maturity and stringent quality targets, can achieve a high level of current income that is exempt from federal and Pennsylvania income taxes by investing in insured and high-quality uninsured securities issued by Pennsylvania state, county, and municipal governments.
--------------------------------------------------------------------------------

     The nation's unemployment rate, which just over a year ago reached its lowest point in 30 years (3.9%), climbed steadily in fiscal 2001. Layoffs in the technology sector, combined with dramatic job cuts in the airline industry after September 11, helped push the unemployment rate to 5.7% in November. Before October, the monthly unemployment rate had stayed below 5.0% for more than four years.

     Consumer confidence, a factor that is closely watched because spending by individuals accounts for most of the nation's economic activity, deteriorated during the fiscal year, and plunged after September 11.

     The Federal Reserve Board acted quickly and decisively to renew confidence and to provide liquidity in the face of the catastrophe. Between September 11 and November 30, the central bank reduced its target for the federal funds rate three times, by a total of 150 basis points (1.50 percentage points). Those rate reductions followed seven cuts (for a total of 300 basis points) earlier in the year. On November 30, the federal funds target stood at 2.0%, about even with the 1.9% inflation rate recorded over the past 12 months. (The Fed dropped its target for short-term interest rates another quarter point on December 11, to 1.75%.) Rates have not been so low since the 1960s.


MUNICIPAL BONDS SHINE

The finances of many state and local governments weakened during the fiscal year. Budget deficits developed as tax receipts declined while demand for public services--and, thus, government expenditures--grew. As a result, we may begin to see some declines in the credit quality of municipal bonds.

     Lower interest rates made it attractive for issuers to call higher-coupon bonds and replace them with less-costly ones. Across the country, 39% more munis (by dollar value) were issued during the 12 months ended November 30 than in fiscal 2000. In Pennsylvania, $12.6 billion in municipal bonds were issued during the fiscal year, nearly twice as much as in the same period one year earlier.

     During the 12 months, municipal bonds recorded terrific absolute returns but underperformed U.S. Treasury bonds. As shown in the table below, yields on municipal bonds declined across the maturity spectrum, pushing prices higher.

--------------------------------------------------------------------------------
YIELDS ON MUNICIPAL BONDS
                                                                          CHANGE
MATURITY         NOVEMBER 30, 2001        NOVEMBER 30, 2000       (BASIS POINTS)
--------------------------------------------------------------------------------
2-year                       2.35%                    4.33%                 -198
5-year                       3.40                     4.46                  -106
10-year                      4.20                     4.68                   -48
30-year                      5.06                     5.43                   -37
--------------------------------------------------------------------------------
Source: The Vanguard Group.

     Treasury bonds delivered banner results as yields fell dramatically because of the Fed's interest rate cuts. The biggest declines occurred at the short end of the maturity spectrum. For example, the yield of the 2-year Treasury note declined 277 basis points to 2.84% at the end of the fiscal year. The yield of the 30-year Treasury bond fell 32 basis points to 5.29%. A significant portion of that decline came on October 31, when the U.S. Treasury announced that it would no longer sell the 30-year bond.

     Yields of municipal securities fell less than those of Treasuries, so munis became increasingly attractive to taxable investors. Two-year municipal bonds, which provided about 77% of a comparable Treasury yield at the end of fiscal 2000, offered 83% of the Treasury yield at the end of fiscal 2001. And 30-year municipal bonds offered 96% of the yield of 30-year Treasuries, meaning that even investors subject to the lowest level of federal income tax would derive more after-tax income from munis than from Treasuries.

OUR INVESTMENT APPROACH

In investing your money, we take prudent risks that are consistent with the funds' policies. Our low operating expenses have enabled us to consistently deliver above-average tax-exempt dividends. Together, sound decision-making and low costs have proved to be a winning combination, helping us to outpace the majority of our peer funds over time. We expect that our approach will serve you equally well in the future.

IAN A. MACKINNON, MANAGING DIRECTOR
CHRISTOPHER M. RYON, PRINCIPAL
PAMELA WISEHAUPT TYNAN, PRINCIPAL
JOHN M. CARBONE, PRINCIPAL
CHRISTOPHER W. ALWINE, PRINCIPAL
VANGUARD FIXED INCOME GROUP

DECEMBER 17, 2001

FUND PROFILE                                             AS OF NOVEMBER 30, 2001
  FOR PENNSYLVANIA TAX-EXEMPT MONEY MARKET FUND

This Profile provides a snapshot of the fund's characteristics. Key terms are defined on page 13.

---------------------------------
FINANCIAL ATTRIBUTES

Yield 1.7%
Average Maturity          32 days
Average Quality             MIG-1
Expense Ratio               0.18%
---------------------------------


------------------------------
DISTRIBUTION BY CREDIT QUALITY
 (% OF PORTFOLIO)

MIG-1/SP-1+              55.5%
A-1/P-1                  37.3
AAA/AA                    7.0
A                         0.2
------------------------------
Total                   100.0%
------------------------------

                                                         [PICTURE OF A COMPUTER]
                                                               VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                               FUND INFORMATION.

FUND PROFILE                                             AS OF NOVEMBER 30, 2001
  FOR PENNSYLVANIA INSURED LONG-TERM TAX-EXEMPT FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate with an unmanaged index. Key terms are defined on page 13.

-----------------------------------------------------
FINANCIAL ATTRIBUTES
                                               LEHMAN
                                    FUND       INDEX*
-----------------------------------------------------
Number of Issues                     403       41,846
Yield                                            4.3%
Investor Shares                     4.1%
Admiral Shares                      4.1%
Yield to Maturity                   4.4%           --
Average Coupon                      5.1%         5.4%
Average Maturity               9.9 years   13.9 years
Average Quality                      AAA          AA+
Average Duration               7.0 years    7.7 years
Expense Ratio
  Investor Shares                  0.20%           --
  Admiral Shares                 0.15%**           --
Cash Investments                    0.0%           --
-----------------------------------------------------

------------------------------
DISTRIBUTION BY CREDIT QUALITY
 (% OF PORTFOLIO)

AAA                      92.0%
AA                        5.2
A                         2.3
BBB                       0.5
BB                        0.0
B                         0.0
------------------------------
Total                   100.0%
------------------------------

--------------------------
INVESTMENT FOCUS

AVERAGE MATURITY      LONG
CREDIT QUALITY        HIGH
--------------------------

------------------------------------
VOLATILITY MEASURES
                              LEHMAN
                      FUND    INDEX*
------------------------------------
R-Squared             0.98      1.00
Beta                  1.11      1.00
------------------------------------

---------------------------------------
DISTRIBUTION BY MATURITY
 (% OF PORTFOLIO)

Under 1 Year                       9.9%
1-5 Years                         12.9
5-10 Years                        43.5
10-20 Years                       23.9
20-30 Years                        9.7
Over 30 Years                      0.1
---------------------------------------
Total                            100.0%
---------------------------------------

 *Lehman Municipal Bond Index.
**Annualized.

GLOSSARY OF INVESTMENT TERMS

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.
--------------------------------------------------------------------------------
AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.
--------------------------------------------------------------------------------
AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.
--------------------------------------------------------------------------------
AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities.
--------------------------------------------------------------------------------
BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investment.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total returns were precisely synchronized with the overall market's return, its R-squared would be 1.00. If the fund's returns bore no relationship to the market's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.
--------------------------------------------------------------------------------
YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY                                      AS OF NOVEMBER 30, 2001
 FOR PENNSYLVANIA TAX-EXEMPT MONEY MARKET FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE NOVEMBER 30, 1991-NOVEMBER 30, 2001

                                              AVERAGE
                 PENNSYLVANIA            PENNSYLVANIA
                   TAX-EXEMPT              TAX-EXEMPT
                 MONEY MARKET            MONEY MARKET
                         FUND                   FUND*

199111                  10000                   10000
199202                  10085                   10084
199205                  10165                   10163
199208                  10229                   10225
199211                  10296                   10289
199302                  10359                   10348
199305                  10421                   10402
199308                  10480                   10455
199311                  10542                   10512
199402                  10599                   10567
199405                  10662                   10623
199408                  10730                   10688
199411                  10813                   10765
199502                  10908                   10856
199505                  11014                   10953
199508                  11112                   11048
199511                  11212                   11138
199602                  11308                   11229
199605                  11403                   11312
199608                  11494                   11400
199611                  11589                   11484
199702                  11683                   11573
199705                  11785                   11660
199708                  11888                   11759
199711                  11993                   11852
199802                  12091                   11944
199805                  12197                   12032
199808                  12296                   12128
199811                  12392                   12212
199902                  12479                   12292
199905                  12573                   12368
199908                  12668                   12457
199911                  12771                   12546
200002                  12880                   12646
200005                  13008                   12754
200008                  13136                   12876
200011                  13271                   12992
200102                  13385                   13102
200105                  13496                   13195
200108                  13584                   13270
200111                  13654                   13320
--------------------------------------------------------------------------------
                                      AVERAGE ANNUAL TOTAL RETURNS
                                     PERIODS ENDED NOVEMBER 30, 2001
                                    -------------------------------- FINAL VALUE
                                       ONE         FIVE      TEN    OF A $10,000
                                      YEAR        YEARS    YEARS      INVESTMENT
--------------------------------------------------------------------------------
Pennsylvania Tax-Exempt
  Money Market Fund                  2.89%        3.33%    3.16%      $   13,654
Average Pennsylvania Tax-Exempt
  Money Market Fund*                 2.52         3.01     2.91           13,320
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%) NOVEMBER 30, 1991-NOVEMBER 30, 2001
--------------------------------------------------------------------------------
       PENNSYLVANIA TAX-EXEMPT   AVERAGE        PENNSYLVANIA TAX-EXEMPT  AVERAGE
          MONEY MARKET FUND        FUND*           MONEY MARKET FUND       FUND*
FISCAL          TOTAL              TOTAL  FISCAL         TOTAL             TOTAL
YEAR           RETURN             RETURN  YEAR          RETURN            RETURN
----------------------------------------  --------------------------------------
1992             3.0%               2.9%  1997            3.5%              3.2%
1993             2.4                2.2   1998            3.3               3.0
1994             2.6                2.4   1999            3.1               2.7
1995             3.7                3.5   2000            3.9               3.6
1996             3.4                3.1   2001            2.9               2.5
--------------------------------------------------------------------------------
                                          SEC 7-Day Annualized Yield
                                          (11/30/2001): 1.67%

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED SEPTEMBER 30, 2001

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal year. Securities and Exchange Commission rules require that we provide this information.

                                                                TEN YEARS
                                            ONE    FIVE ------------------------
                          INCEPTION DATE    YEAR  YEARS  CAPITAL  INCOME   TOTAL
--------------------------------------------------------------------------------
Pennsylvania Tax-Exempt
  Money Market Fund            6/13/1988   3.25%  3.38%    0.00%   3.20%   3.20%
--------------------------------------------------------------------------------
*Average Pennsylvania Tax-Exempt Money Market Fund; derived from data provided by Lipper Inc.
Note: See Financial Highlights table on page 33 for dividend information for the past five years.

PERFORMANCE SUMMARY                                      AS OF NOVEMBER 30, 2001
  FOR PENNSYLVANIA INSURED LONG-TERM TAX-EXEMPT FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE NOVEMBER 30, 1991-NOVEMBER 30, 2001

                 PENNSYLVANIA                 AVERAGE
            INSURED LONG-TERM            PENNSYLVANIA                  LEHMAN
              TAX-EXEMPT FUND               MUNICIPAL               MUNICIPAL
              INVESTOR SHARES              DEBT FUND*              BOND INDEX

199111                  10000                   10000                   10000
199202                  10275                   10256                   10241
199205                  10516                   10477                   10458
199208                  10975                   10885                   10845
199211                  11165                   11027                   11002
199302                  11870                   11704                   11650
199305                  11963                   11763                   11709
199308                  12423                   12250                   12168
199311                  12495                   12323                   12222
199402                  12550                   12371                   12295
199405                  12355                   11985                   11998
199408                  12525                   12129                   12190
199411                  11815                   11438                   11583
199502                  12930                   12452                   12531
199505                  13378                   12982                   13095
199508                  13466                   13030                   13271
199511                  13998                   13610                   13773
199602                  14159                   13710                   13916
199605                  13947                   13484                   13694
199608                  14220                   13682                   13967
199611                  14805                   14297                   14583
199702                  14891                   14352                   14683
199705                  15015                   14499                   14828
199708                  15396                   14861                   15259
199711                  15725                   15259                   15629
199802                  16143                   15619                   16025
199805                  16331                   15791                   16219
199808                  16692                   16022                   16578
199811                  16919                   16251                   16842
199902                  17093                   16341                   17010
199905                  17027                   16301                   16976
199908                  16667                   15799                   16661
199911                  16626                   15681                   16661
200002                  16700                   15555                   16656
200005                  16853                   15700                   16830
200008                  17830                   16542                   17790
200011                  18099                   16739                   18024
200102                  18813                   17286                   18712
200105                  18938                   17416                   18873
200108                  19759                   18082                   19603
200111                  19689                   18092                   19601
--------------------------------------------------------------------------------
                                      AVERAGE ANNUAL TOTAL RETURNS
                                     PERIODS ENDED NOVEMBER 30, 2001
                                    -------------------------------- FINAL VALUE
                                       ONE         FIVE      TEN    OF A $10,000
                                      YEAR        YEARS    YEARS      INVESTMENT
--------------------------------------------------------------------------------
Pennsylvania Insured Long-Term
  Tax-Exempt Fund Investor Shares    8.79%        5.87%    7.01%        $ 19,689
Average Pennsylvania Municipal
  Debt Fund*                         8.08         4.82     6.11           18,092
Lehman Municipal Bond Index          8.75         6.09     6.96           19,601
--------------------------------------------------------------------------------

                                          TOTAL RETURNS         FINAL VALUE OF A
                         MAY 14, 2001-NOVEMBER 30, 2001      $250,000 INVESTMENT
--------------------------------------------------------------------------------
Pennsylvania Insured Long-Term Tax-Exempt
 Fund Admiral Shares                              4.43%               $  261,071
Lehman Municipal Bond Index                       4.28                   260,710
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%) NOVEMBER 30, 1991-NOVEMBER 30, 2001
-----------------------------------------------------------------------------------------------------------
            PENNSYLVANIA INSURED LONG-TERM                      PENNSYLVANIA INSURED LONG-TERM
           TAX-EXEMPT FUND INVESTOR SHARES     LEHMAN**        TAX-EXEMPT FUND INVESTOR SHARES     LEHMAN**
FISCAL       CAPITAL     INCOME      TOTAL        TOTAL  FISCAL   CAPITAL     INCOME      TOTAL       TOTAL
YEAR          RETURN     RETURN     RETURN       RETURN  YEAR      RETURN     RETURN     RETURN      RETURN
-------------------------------------------------------  --------------------------------------------------
1992            5.0%       6.7%      11.7%        10.0%  1997        0.7%       5.5%       6.2%        7.2%
1993            5.8        6.1       11.9         11.1   1998        2.1        5.5        7.6         7.8
1994          -10.7        5.3       -5.4         -5.2   1999       -6.7        5.0       -1.7        -1.1
1995           12.0        6.5       18.5         18.9   2000        3.1        5.8        8.9         8.2
1996            0.2        5.6        5.8          5.9   2001        3.5        5.3        8.8         8.8
-----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED SEPTEMBER 30, 2001

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal year. Securities and Exchange Commission rules require that we provide this information.

                                                               TEN YEARS
                                             ONE   FIVE ------------------------
                          INCEPTION DATE    YEAR  YEARS  CAPITAL  INCOME   TOTAL
--------------------------------------------------------------------------------
Pennsylvania Insured
 Long-Term Tax-Exempt Fund
  Investor Shares               4/7/1986  11.14%  6.43%    1.33%   5.74%   7.07%
Admiral Shares                 5/14/2001   4.30      --       --      --      --
--------------------------------------------------------------------------------
 *Derived from data provided by Lipper Inc.
**Lehman Municipal Bond Index.
Note: See Financial Highlights tables on page 34 for dividend and capital gains information.

FINANCIAL STATEMENTS
NOVEMBER 30, 2001

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund's municipal bond holdings, including each security's market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                             FACE          MARKET
                                                                                MATURITY                   AMOUNT          VALUE*
PENNSYLVANIA TAX-EXEMPT MONEY MARKET FUND                      COUPON               DATE                    (000)           (000)
---------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (99.5%)
---------------------------------------------------------------------------------------------------------------------------------
Allegheny County PA GO                                          8.50%          2/15/2002(1)         $      21,000   $      21,224
Allegheny County PA Higher Educ. Building Auth. VRDO
  (Carnegie Mellon Univ.)                                       1.55%          12/4/2001                   64,250          64,250
Allegheny County PA Hosp. Dev. Auth. Rev. VRDO
  (Presbyterian Univ. Health System)                            1.50%          12/6/2001(1)                58,480          58,480
Allegheny County PA Hosp. Dev. Auth. Rev. VRDO
  (Presbyterian Univ. Health System)                            1.55%          12/6/2001LOC                 8,780           8,780
Allegheny County PA IDA PCR VRDO (Duquesne Light Co.)           1.60%          12/5/2001(2)                79,425          79,425
Allegheny County PA IDA Rev.
  (Western PA School for Blind Children) PUT                    4.00%           7/1/2002                   15,000          15,116
Allegheny County PA IDA Rev. VRDO (Duquesne Light Co.)          1.55%          12/5/2001(2)                18,000          18,000
Allegheny County PA IDA Rev. VRDO (Duquesne Light Co.)          1.60%          12/5/2001(2)                25,000          25,000
Allegheny County PA TRAN                                        4.00%         12/14/2001                   23,000          23,006
Beaver County PA IDA CP (Duquesne Light Co.)                    2.05%          12/6/2001(2)                43,500          43,500
Beaver County PA IDA CP (Duquesne Light Co.)                    2.35%         12/11/2001(2)                23,000          23,000
Berks County PA IDA VRDO (Lutheran Health Care)                 1.55%          12/5/2001(2)                 9,800           9,800
Bethlehem PA Area School Dist. GO TOB VRDO                      1.53%          12/5/2001(3)*               19,800          19,800
Bucks County PA TRAN                                            3.75%         12/31/2001                    4,000           4,002
Central Bucks PA School Dist. VRDO                              1.57%          12/6/2001(3)                13,525          13,525
Chester County PA IDA Rev. VRDO
  (Archdiocese of Philadelphia)                                 1.55%          12/4/2001LOC                50,740          50,740
Cumberland County PA Muni. Auth. College Rev. PUT
  (Dickinson College)                                           2.10%          11/1/2002LOC                10,250          10,250
Cumberland County PA Muni. Auth. College Rev. PUT
  (Dickinson College)                                           2.10%          11/1/2002(2)                 7,305           7,305
Dallastown Area School Dist. York County PA GO VRDO             1.57%          12/6/2001(3)                19,175          19,175
Daniel Boone PA Area School Dist. GO VRDO                       1.55%          12/6/2001(2)                10,000          10,000

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                             FACE          MARKET
                                                                                MATURITY                   AMOUNT          VALUE*
                                                               COUPON               DATE                    (000)           (000)
---------------------------------------------------------------------------------------------------------------------------------
Dauphin County PA General Auth. Hosp. Rev. VRDO
  (Reading Hosp. & Medical Center)                              1.40%          12/5/2001            $      12,665   $      12,665
Delaware County PA Auth. Univ. Rev. VRDO (Villanova Univ.)      1.30%          12/6/2001LOC                 7,525           7,525
Delaware County PA Hosp. Auth. Rev. VRDO
  (Crozer-Chester Medical Center)                               1.76%          12/5/2001LOC                 4,600           4,600
Delaware County PA IDA Airport Fac. Rev. VRDO
  (United Parcel Service)                                       1.35%          12/4/2001                   40,200          40,200
Delaware County PA IDA PCR CP (Exelon Generation Co.)           2.10%         3/13/2002LOC                 15,000          15,000
Delaware County PA IDA PCR CP (PECO)                            2.45%          2/14/2002LOC                 4,500           4,500
Delaware County PA IDA PCR CP (PECO)                            2.65%          12/10/2001(3)               64,300          64,300
Delaware County PA IDA PCR VRDO (BP Exploration & Oil)          1.60%          12/4/2001                   10,750          10,750
Delaware County PA IDA Refunding Resource Recovery
  Fac. VRDO (General Electric Capital Corp.)                    1.40%          12/5/2001                   59,405           9,405
Delaware County PA IDA Solid Waste Rev. VRDO
  (Scott Paper Co.)                                             1.60%          12/5/2001                   76,305          76,305
Delaware County PA Regional Water Quality Control
  Auth. Rev.                                                    3.75%           5/1/2002(3)                 2,570           2,581
Franklin County PA IDA Healthcare Rev. VRDO
  (Chambersburg Hosp.)                                          1.59%          12/6/2001(2)                 7,000           7,000
Geisinger Health System Auth. of Pennsylvania VRDO
  (Penn State Geisinger Health System)                          1.55%          12/4/2001                    3,370           3,370
Lancaster County PA GO VRDO                                     1.57%          12/6/2001(3)                12,100          12,100
Lehigh County PA General Purpose Auth. Hosp. Rev. VRDO
  (St. Lukes Hosp.)                                             1.60%          12/4/2001LOC                 4,000           4,000
Lehigh County PA IDA PCR TOB VRDO
  (Pennsylvania Power & Light)                                  1.51%          12/6/2001(1)*                6,350           6,350
Mercersburg Borough PA General Purpose Auth. VRDO
  (Mercersburg College)                                         1.55%          12/5/2001LOC                 7,700           7,700
Montgomery County PA IDA CP (PECO)                              1.65%         12/10/2001LOC                12,200          12,200
Montgomery County PA IDA CP (PECO)                              1.80%           3/6/2002LOC                13,340          13,340
Montgomery County PA IDA PCR CP (Exelon Generation Co.)         1.60%           2/8/2002LOC                 5,000           5,000
Montgomery County PA IDA PCR CP (Exelon Generation Co.)         2.40%          2/11/2002LOC                36,800          36,800
Montgomery County PA IDA PCR CP (PECO)                          2.65%         12/10/2001LOC                 4,000           4,000
Neshaminy PA School Dist. GO                                    6.30%          8/15/2002(Prere.)            3,600           3,714
Northampton County PA General Purpose
  (Auth. Univ. Rev. VRDO (Lehigh Univ.)                         1.40%          12/6/2001                   42,780          42,780
Northampton County PA Higher Educ. Auth. Rev. VRDO
  (Lehigh Univ.)                                                1.40%          12/6/2001                   15,485          15,485
Northeastern Pennsylvania Hosp. Auth. Rev. CP
  (Hosp. Central Services Capital Asset
   Financing Program)                                           1.65%          2/11/2002(1)                11,782          11,782
Pennsbury PA School Dist. VRDO                                  1.55%          12/6/2001(3)                 9,595           9,595
Pennsylvania Econ. Dev. Finance Auth. Fac. Rev. VRDO
  (Amtrak)                                                      1.50%         12/6/2001LOC                 12,500          12,500
Pennsylvania Econ. Dev. Finance Auth. Fac. Rev. VRDO
  (Merck & Co.)                                                 1.55%          12/6/2001                   18,900          18,900
Pennsylvania Econ. Dev. Finance Auth. Fac. Rev. VRDO
  (Merck & Co. West Point)                                      1.55%          12/6/2001                   18,000          18,000
Pennsylvania GO                                                 4.25%          12/1/2001                    4,000           4,000
Pennsylvania GO                                                 4.50%           3/1/2002                    2,000           2,006
Pennsylvania GO                                                4.875%           5/1/2002                    8,900           8,976
Pennsylvania GO                                                 5.00%          1/15/2002                   22,855          22,911
Pennsylvania GO                                                 5.00%           6/1/2002(1)                 3,000           3,029
Pennsylvania GO                                                 5.00%          6/15/2002                    3,000           3,037
Pennsylvania GO                                                 5.60%           7/1/2002                    5,000           5,101

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                             FACE          MARKET
                                                                                MATURITY                   AMOUNT          VALUE*
PENNSYLVANIA TAX-EXEMPT MONEY MARKET FUND                      COUPON               DATE                    (000)           (000)
---------------------------------------------------------------------------------------------------------------------------------
Pennsylvania GO                                                10.00%          4/15/2002(2)         $      10,160   $      10,410
Pennsylvania GO TOB VRDO                                        1.52%          12/6/2001(3)*               14,698          14,698
Pennsylvania Higher Educ. Assistance Agency
  Student Loan Rev. VRDO                                        1.55%          12/5/2001(2)                12,800          12,800
Pennsylvania Higher Educ. Assistance Agency
  Student Loan Rev. VRDO                                        1.60%          12/5/2001(2)               130,800         130,800
Pennsylvania Higher Educ. Assistance Agency
  Student Loan Rev. VRDO                                        1.65%          12/5/2001(2)                27,500          27,500
Pennsylvania Higher Educ. Fac. Auth. Rev.                       3.50%          6/15/2002(2)                14,950          15,029
Pennsylvania Higher Educ. Fac. Auth. Rev.
  (Lafayette College)                                          2.875%         11/27/2002                    7,765           7,845
Pennsylvania Higher Educ. Fac. Auth. Rev. PUT
  (Lycoming College)                                            3.00%          11/1/2002LOC                 4,000           4,036
Pennsylvania Higher Educ. Fac. Auth. Rev. PUT
  (Susquehanna Univ.)                                          3.875%           5/1/2002LOC                 3,500           3,515
Pennsylvania Higher Educ. Fac. Auth. Rev. VRDO
  (Carnegie Mellon Univ.)                                       1.55%          12/4/2001                   87,100          87,100
Pennsylvania Higher Educ. Fac. Auth. Rev. VRDO
  (Drexel Univ.)                                                1.54%          12/6/2001LOC                20,000          20,000
Pennsylvania Higher Educ. Fac. Auth. Rev. VRDO
  (Temple Univ.)                                                1.60%          12/4/2001LOC                34,210          34,210
Pennsylvania Higher Educ. Fac. Auth. Rev. VRDO
  (Univ. of Pennsylvania Health System Obligated
  Group)                                                        1.70%          12/5/2001LOC               182,685         182,685
Pennsylvania Higher Educ. Fac. Auth. Rev. VRDO
  (Ursinus College)                                             1.50%          12/5/2001LOC                 4,500           4,500
Pennsylvania Housing Finance Agency TOB VRDO                    1.57%          12/6/2001*                   5,995           5,995
Pennsylvania Intergovernmental Cooperation Auth. Rev.           5.00%          6/15/2002(3)                10,040          10,162
Pennsylvania Intergovernmental Cooperation Auth. Rev.           6.00%          6/15/2002(3)                10,000          10,172
Pennsylvania Intergovernmental Cooperation Auth. Rev.           6.80%          6/15/2002(Prere.)            8,985           9,184
Pennsylvania Public School Building Auth. VRDO
  (Parkland School Dist.)                                       1.57%          12/6/2001(3)                10,705          10,705
Pennsylvania Turnpike Comm. Rev.                                4.00%           6/1/2002(3)                10,000          10,069
Pennsylvania Turnpike Comm. Rev.                                4.50%          7/15/2002(2)                 4,030           4,077
Pennsylvania Turnpike Comm. Rev.                                7.20%          12/1/2001(Prere.)            4,385           4,473
Pennsylvania Turnpike Comm. Rev. CP                             2.35%          12/5/2001(3)                53,320          53,320
Pennsylvania Turnpike Comm. Rev. VRDO                           1.55%          12/4/2001                   19,800          19,800
Philadelphia PA Gas Works Rev.                                  7.00%           7/1/2002(8)                12,090          12,391
Philadelphia PA Gas Works Rev. CP                               1.55%         12/12/2001LOC                 5,000           5,000
Philadelphia PA Gas Works Rev. CP                               1.75%          12/3/2001LOC                10,200          10,200
Philadelphia PA GO                                              5.10%          5/15/2002(3)                 8,305           8,395
Philadelphia PA Hosp. & Higher Educ. Fac. Auth. Rev.
  (Children's Hosp.)                                            6.50%          2/15/2002(Prere.)            8,150           8,377
Philadelphia PA Hosp. & Higher Educ. Fac. Auth. Rev. VRDO
  (Children's Hosp.)                                            1.60%          12/4/2001                   13,670          13,670
Philadelphia PA IDA VRDO (Cancer Research)                      1.60%          12/4/2001LOC                 4,100           4,100
Philadelphia PA School Dist. Partnership TOB VRDO               1.51%          12/6/2001(1)*                4,120           4,120
Philadelphia PA TRAN                                            4.00%          6/28/2002                   20,000          20,151
Philadelphia PA Water & Waste Water Rev. VRDO                   1.45%          12/5/2001(2)                29,400          29,400
Pittsburgh PA GO TRAN                                           4.00%          12/3/2001                   25,000          25,001
Sayre PA Health Care Fac. Auth. VRDO (VHA of Pennsylvania,
  Pooled Capital Asset Financial Program)                       1.50%          12/5/2001(2)                55,500          55,500
Sayre PA Health Care Fac. Auth. VRDO (VHA of Pennsylvania,
  Pooled Capital Asset Financial Program)                       1.55%          12/5/2001(2)                61,200          61,200

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                             FACE          MARKET
                                                                                MATURITY                   AMOUNT          VALUE*
                                                               COUPON               DATE                    (000)           (000)
---------------------------------------------------------------------------------------------------------------------------------
Seneca Valley PA School Dist. GO TOB VRDO                       1.53%          12/5/2001(1)*        $      23,320   $      23,320
South Fork PA Hosp. Auth. Rev. VRDO
  (Conemaugh Valley Hosp.)                                      1.40%          12/4/2001(1)                 4,200           4,200
Southcentral PA General Auth. Rev. VRDO                         1.57%          12/6/2001(2)                 8,000           8,000
Southcentral PA General Auth. Rev. VRDO                         1.59%          12/6/2001(2)                 3,500           3,500
Spring-Ford PA Area School Dist. TOB VRDO                       1.52%          12/6/2001(4)*                3,573           3,573
Temple Univ. of the Commonwealth
  System of Higher Educ. PA Univ. Funding
  Obligation                                                    4.00%           5/8/2002                   28,000          28,116
Univ. of Pittsburgh of the Commonwealth
  System of Higher Educ. PA VRDO (Univ. Capital
  Project)                                                      1.55%          12/5/2001                  117,300         117,300
Univ. of Pittsburgh PA Rev.                                     4.00%           4/4/2002                   10,000          10,027
Univ. of Pittsburgh PA Refunding Rev.                           5.50%           6/1/2002(1)                 2,815           2,856
Washington County PA Higher Educ. VRDO
  (Pooled Equipment Lease Program)                              1.65%          12/5/2001LOC                21,535          21,535
Washington County PA Hosp. Auth. Rev. PUT
  (Washington Hosp.)                                            4.00%           7/1/2002                    5,500           5,540
York County PA IDA PCR CP (PECO)                                2.45%          2/14/2002LOC                10,940          10,940

OUTSIDE PENNSYLVANIA:

Puerto Rico Govt. Dev. Bank CP                                  1.55%         12/18/2001                   21,722          21,722
Puerto Rico Govt. Dev. Bank CP                                  1.80%         12/10/2001                   20,653          20,653
Puerto Rico Govt. Dev. Bank CP                                  1.80%         12/12/2001                   24,157          24,157
Puerto Rico Govt. Dev. Bank VRDO                                1.17%          12/5/2001(1)                 3,800           3,800
Puerto Rico Highway & Transp. Auth. VRDO                        1.20%          12/5/2001(2)                 6,300           6,300
Puerto Rico Infrastructure Financing Auth. Rev. TOB VRDO        1.26%          12/6/2001*                  12,450          12,450
Puerto Rico TRAN                                                3.00%          7/30/2002                   20,000          20,111
---------------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
  (Cost $2,414,575)                                                                                                 $   2,414,575
---------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.5%)
---------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B 22,943
Liabilities (10,150)
                                                                                                                    -------------
                                                                                                                    $      12,793
                                                                                                                    -------------
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------------------------------------------------------------------------------
Applicable  to  2,427,709,086  outstanding  $.001 par value shares of beneficial
interest (unlimited authorization)                                                                                  $   2,427,368
=================================================================================================================================
NET ASSET VALUE PER SHARE                                                                                           $        1.00
=================================================================================================================================
* See Note A in Notes to Financial Statements.
* Securities exempt from  registration  under  Rule  144A  of the Securities Act
  of  1933.  These   securities   may   be  sold  in  transactions  exempt  from
  registration,  normally  to  qualified   institutional buyers. At November 30,
  2001, the aggregate  value of  these  securities was $90,306,000, representing
  3.7% of net assets.
For key to abbreviations and other references, see page 30.

--------------------------------------------------------------------------------
                                                       AMOUNT                PER
PENNSYLVANIA TAX-EXEMPT MONEY MARKET FUND               (000)              SHARE
--------------------------------------------------------------------------------
AT NOVEMBER 30, 2001, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                  $  2,427,716             $ 1.00
Undistributed Net Investment Income                        --                 --
Accumulated Net Realized Losses                          (348)                --
Unrealized Appreciation                                    --                 --
--------------------------------------------------------------------------------
NET ASSETS                                       $  2,427,368             $ 1.00
================================================================================

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                             FACE          MARKET
PENNSYLVANIA INSURED                                                            MATURITY                   AMOUNT          VALUE*
LONG-TERM TAX-EXEMPT FUND                                      COUPON               DATE                    (000)           (000)
---------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (100.9%)
---------------------------------------------------------------------------------------------------------------------------------
ISSUER INSURED (90.9%)
Adams County PA GO                                              5.30%         11/15/2031(3)         $      10,240   $      10,351
Adams County PA GO                                              5.50%         11/15/2013(3)                   880             947
Adams County PA GO                                              5.50%         11/15/2014(3)                   925             990
Adams County PA GO                                              5.50%         11/15/2015(3)                   975           1,036
Adams County PA GO                                              5.75%         11/15/2016(3)                 1,030           1,117
Allegheny County PA Airport Rev.
  (Pittsburgh International Airport)                            5.00%           1/1/2017(1)                12,205          12,103
Allegheny County PA Airport Rev.
  (Pittsburgh International Airport)                            5.00%           1/1/2019(1)                15,750          15,395
Allegheny County PA Airport Rev.
  (Pittsburgh International Airport)                            6.00%           1/1/2014(3)                 4,295           4,630
Allegheny County PA GO                                          0.00%           5/1/2003(2)                11,675          11,265
Allegheny County PA GO                                          0.00%           4/1/2010(1)                 2,000           1,375
Allegheny County PA GO                                          5.25%          11/1/2021(3)                 3,000           3,035
Allegheny County PA GO                                          5.25%          11/1/2023(3)                 3,400           3,433
Allegheny County PA GO                                          5.50%          11/1/2013(3)                 1,455           1,562
Allegheny County PA GO                                          5.50%          11/1/2014(3)                 1,050           1,121
Allegheny County PA GO                                          5.75%          11/1/2011(3)                 1,725           1,914
Allegheny County PA GO                                          6.00%           5/1/2002(2)                 3,000           3,110
Allegheny County PA GO                                          6.00%           5/1/2010(2)                 3,030           3,134
Allegheny County PA Hosp. Dev. Auth. Rev.
  (Catholic Health East)                                        5.25%         11/15/2013(2)                 1,000           1,035
Allegheny County PA Hosp. Dev. Auth. Rev.
  (Magee Women's Hosp.)                                         6.00%          10/1/2010(3)                 4,235           4,766
Allegheny County PA Hosp. Dev. Auth. Rev.
  (Presbyterian Univ. Health System)                            6.00%          11/1/2002(1)(Prere.)         3,000           3,110
Allegheny County PA Hosp. Dev. Auth. Rev.
  (Univ. of Pittsburgh)                                         5.60%           4/1/2017(1)                 2,000           2,069
Allegheny County PA Port Auth. Rev.                             5.00%           3/1/2029(3)                 7,000           6,827
Allegheny County PA Port Auth. Rev.                            5.375%           3/1/2011(3)                 2,000           2,159
Allegheny County PA Port Auth. Rev.                            5.375%           3/1/2012(3)                 4,965           5,344
Allegheny County PA Port Auth. Rev.                             5.50%           3/1/2013(3)                 7,000           7,551
Allegheny County PA Port Auth. Rev.                             5.50%           3/1/2014(3)                 2,355           2,525
Allegheny County PA Port Auth. Rev.                             5.50%           3/1/2015(3)                 3,000           3,196
Allegheny County PA Port Auth. Rev.                             5.50%           3/1/2016(3)                 1,500           1,585
Allegheny County PA Port Auth. Rev.                             5.50%           3/1/2017(3)                 2,750           2,891
Allegheny County PA Port Auth. Rev                              6.00%           3/1/2009(1)                24,715          27,983
Allegheny County PA Port Auth. Rev.                             6.25%           3/1/2009(1)                 5,740           6,589
Allegheny County PA Sanitation Auth. Sewer Rev.                5.375%          12/1/2013(1)                 4,070           4,367
Allegheny County PA Sanitation Auth. Sewer Rev.                5.375%          12/1/2014(1)                 6,370           6,787
Allegheny County PA Sanitation Auth. Sewer Rev.                5.375%          12/1/2015(1)                 3,375           3,571
Allegheny County PA Sanitation Auth. Sewer Rev.                5.375%          12/1/2016(1)                 3,545           3,722
Allegheny County PA Sanitation Auth. Sewer Rev.                5.375%          12/1/2017(1)                 5,000           5,218
Allegheny County PA Sanitation Auth. Sewer Rev.                5.375%          12/1/2018(1)                15,000          15,531
Allegheny County PA Sanitation Auth. Sewer Rev.                 5.50%          12/1/2013(3)                13,100          13,453
Allegheny County PA Sanitation Auth. Sewer Rev.                 5.50%          12/1/2016(3)                33,665          36,095
Allegheny County PA Sanitation Auth. Sewer Rev.                 5.50%          12/1/2030(1)                14,030          14,498
Allegheny County PA Sanitation Auth. Sewer Rev.                 5.75%          12/1/2012(1)                 1,180           1,304
Allegheny County PA Sanitation Auth. Sewer Rev.                 5.75%          12/1/2013(1)                 2,000           2,203
Allegheny County PA Sanitation Auth. Sewer Rev.                 6.00%          12/1/2007(1)                54,630          62,215
Allegheny County PA Sanitation Auth. Sewer Rev.                 6.00%          12/1/2010(1)                 1,500           1,697

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                             FACE          MARKET
PENNSYLVANIA INSURED                                                            MATURITY                   AMOUNT          VALUE*
LONG-TERM TAX-EXEMPT FUND                                      COUPON               DATE                    (000)           (000)
---------------------------------------------------------------------------------------------------------------------------------
Allegheny County PA Sanitation Auth. Sewer Rev.                 6.00%          12/1/2011(1)         $       1,490   $       1,685
Allegheny County PA Sanitation Auth. Sewer Rev.                 6.25%          12/1/2014(1)                 9,660          10,600
Allegheny County PA Sanitation Auth. Sewer Rev.                 6.50%          12/1/2011(3)                 8,000           8,001
Altoona PA Water Auth. Rev.                                     6.50%          11/1/2004(3)(Prere.)        13,790          15,461
Berks County PA GO                                              0.00%         11/15/2013(3)(ETM)            7,250           4,078
Berks County PA GO                                              0.00%         11/15/2014(3)(ETM)            8,615           4,560
Berks County PA GO                                              0.00%         11/15/2015(3)(ETM)            6,250           3,107
Berks County PA GO                                              5.75%         11/15/2012(3)                 7,750           7,969
Berks County PA Hosp. Rev. (Reading Hosp.)                      5.70%          10/1/2014(1)                 4,500           4,953
Berks County PA Hosp. Rev. (Reading Hosp.)                      6.10%          10/1/2004(1)                16,500          18,274
Bethlehem PA Area School Dist. GO                              5.375%          3/15/2020(3)                 7,500           7,693
Bethlehem PA Water Auth. Rev.                                   0.00%         11/15/2022(4)                 3,080             992
Blair County PA Hosp. Auth. Rev. (Altoona Hosp.)                5.00%           7/1/2022(2)                 5,315           5,129
Blair County PA Hosp. Auth. Rev. (Altoona Hosp.)                5.50%          7/1/2016(2)                  4,480           4,758
Blair County PA Hosp. Auth. Rev. (Altoona Hosp.)                6.50%           7/1/2002(2)(Prere.)         8,500           8,892
Butler County PA GO                                             6.00%          7/15/2012(3)                 5,185           5,294
Canon McMillan PA School Dist. GO                               0.00%          12/1/2027(3)                 2,100             509
Canon McMillan PA School Dist. GO                               0.00%          12/1/2028(3)                 1,100             252
Carlisle PA Area School Dist. GO                               5.375%           3/1/2016(1)+                1,550           1,619
Carlisle PA Area School Dist. GO                               5.375%           3/1/2017(1)+                1,635           1,698
Carlisle PA Area School Dist. GO                               5.375%           3/1/2018(1)+                1,725           1,779
Carlisle PA Area School Dist. GO                               5.375%           3/1/2019(1)+                1,820           1,871
Center City Philadelphia PA Business Improvement                5.50%          12/1/2015(2)                 6,955           7,299
Center Township PA Sewer Auth. Rev.                             5.50%          4/15/2011(1)                 2,375           2,483
Central Dauphin PA School Dist. GO                              0.00%           6/1/2004(2)                 4,800           4,438
Chester County PA Health & Educ. Fac. Auth. Rev.
  (Chester County Hosp.)                                       5.875%           7/1/2016(1)                 7,870           8,238
Chester County PA Health & Educ. Fac. Auth. Rev.
  (Jefferson Health System)                                    5.125%          5/15/2018(2)                12,445          12,383
Chester County PA Health & Educ. Fac. Auth. Rev.
  (Jefferson Health System)                                     5.25%          5/15/2022(2)                36,580          36,488
Coatesville PA School Dist. GO                                  5.75%           4/1/2007(4)                10,080          11,072
Corry PA Area School Dist. GO                                   5.50%         12/15/2010(1)                 4,000           4,107
Council Rock PA School Dist. GO                                 4.75%         11/15/2017(3)                 6,250           6,093
Cumberland County PA Muni. Auth. College Rev.
  (Dickinson College)                                           5.50%          11/1/2030(2)                 3,230           3,322
Cumberland Valley PA School Dist. GO                            4.70%         11/15/2013(3)                 1,930           1,944
Dauphin County PA General Auth. Health System Rev.
  (West Pennsylvania Hosp.)                                     5.50%           7/1/2013(1)                 5,000           5,466
Delaware County PA Auth. Rev. (Catholic Health East)            5.25%         11/15/2012(2)                 3,300           3,429
Delaware County PA Auth. Rev. (Catholic Health East)            5.25%         11/15/2013(2)                 4,665           4,809
Delaware County PA Auth. Rev. (Villanova Univ.)                 5.00%          12/1/2028(1)                18,885          18,423
Delaware County PA Hosp. Auth. Rev.
  (Delaware County Memorial Hosp.)                              5.50%          8/15/2013(1)                12,000          12,451
Delaware County PA Regional Water Auth.                         5.50%           5/1/2014(3)                 2,405           2,574
Delaware County PA Regional Water Auth.                         5.50%           5/1/2016(3)                 2,685           2,834
Delaware River Joint Toll Bridge Comm. PA & NJ Rev.             5.50%           1/1/2026(3)                13,025          13,376
Delaware River Joint Toll Bridge Comm. PA & NJ Rev.             5.70%           1/1/2023(4)                 8,345           8,832
Delaware River Joint Toll Bridge Comm. PA & NJ Rev.             6.00%           7/1/2018(3)                 3,040           3,089
Downingtown PA Area School Dist. GO                            5.125%           4/1/2013(4)                 4,120           4,295
Downingtown PA Area School Dist. GO                             5.25%           4/1/2014(4)                 4,445           4,648
Ephrata PA Area School Dist. GO                                 5.25%          4/15/2015(3)                 2,385           2,480
Erie County PA Hosp. Auth. Rev.
  (St. Vincent Health Care)                                    6.125%           7/1/2013(1)                 3,900           4,071

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                             FACE          MARKET
                                                                                MATURITY                   AMOUNT          VALUE*
                                                               COUPON               DATE                    (000)           (000)
---------------------------------------------------------------------------------------------------------------------------------
Erie PA School Dist. GO                                         0.00%           9/1/2010(4)         $       5,665   $       3,818
Erie PA School Dist. GO                                         0.00%           9/1/2011(4)                 5,780           3,688
Erie PA School Dist. GO                                         0.00%           9/1/2013(4)                 2,780           1,577
Erie PA School Dist. GO                                         0.00%           5/1/2016(1)                 3,175           1,549
Erie PA School Dist. GO                                         0.00%           9/1/2016(4)                 5,785           2,728
Erie PA School Dist. GO                                         0.00%           9/1/2018(4)                 1,615             668
Erie PA School Dist. GO                                         5.80%           9/1/2010(2)                 4,500           5,054
Fort LeBoeuf PA School Dist. GO                                 5.80%           1/1/2003(1)(Prere.)         5,500           5,723
Garnet Valley PA School Dist. GO                                5.70%           4/1/2011(2)                 3,000           3,031
Greensburg Salem PA School Dist. GO                             6.45%          9/15/2018(1)                 7,500           7,699
Harrisburg PA GO                                                0.00%          9/15/2015(2)                 1,000             501
Hazelton PA Area School Dist. GO                                0.00%           3/1/2017(3)                 4,425           2,010
Hazelton PA Area School Dist. GO                                0.00%           3/1/2022(3)                 5,265           1,768
Hazleton PA Area School Dist. GO                                5.50%           3/1/2011(3)                 3,740           4,079
Hazleton PA Area School Dist. GO                                5.75%           3/1/2012(3)                 1,420           1,577
Hazleton PA Area School Dist. GO                                6.00%           3/1/2016(3)                18,245          20,728
Lake Lehman PA School Dist. GO                                  0.00%           4/1/2014(1)                 1,290             703
Lake Lehman PA School Dist. GO                                  0.00%           4/1/2015(1)                 1,295             663
Lake Lehman PA School Dist. GO                                  0.00%           4/1/2016(1)                 1,310             631
Lake Lehman PA School Dist. GO                                  0.00%           4/1/2017(1)                 1,315             593
Lake Lehman PA School Dist. GO                                  0.00%           4/1/2018(1)                 1,000             423
Lancaster County PA GO                                          5.50%          11/1/2016(3)                 1,025           1,084
Lancaster County PA GO                                          5.50%          11/1/2017(3)                 1,060           1,115
Lancaster County PA GO                                          5.50%          11/1/2018(3)                 1,120           1,171
Lancaster County PA GO                                          5.50%          11/1/2019(3)                 1,175           1,223
Lancaster County PA GO                                          5.80%           5/1/2015(3)                 1,865           2,025
Lancaster County PA GO                                          6.25%           5/1/2013(3)                 4,370           4,966
Lancaster County PA GO                                          6.25%           5/1/2014(3)                 4,605           5,223
Lancaster PA Higher Educ. Auth. Rev.
  (Franklin & Marshall College)                                 6.60%          4/15/2010(1)                 4,940           5,017
Lancaster PA Higher Educ. Auth. Rev.
  (Franklin & Marshall College)                                 6.70%          4/15/2012(1)                 4,000           4,064
Lancaster PA School Dist. GO                                   5.375%          2/15/2017(3)                 5,590           5,713
Lehigh County PA General Purpose Hosp. Auth. Rev.
  (Lehigh Valley Health Network)                                5.00%           7/1/2028(1)                15,905          15,195
Lehigh County PA General Purpose Hosp. Auth. Rev.
  (Lehigh Valley Health Network)                               5.375%           7/1/2014(4)                   900             946
Lehigh County PA General Purpose Hosp. Auth. Rev.
  (Lehigh Valley Health Network)                               5.625%           7/1/2005(1)(Prere.)           800             880
Lehigh County PA General Purpose Hosp. Auth. Rev.
  (Lehigh Valley Health Network)                               5.625%           7/1/2025(1)                 9,200           9,369
Lehigh County PA General Purpose Hosp. Auth. Rev.
  (Lehigh Valley Health Network)                                5.70%           7/1/2010(1)                 3,905           4,136
Lehigh County PA General Purpose Hosp. Auth. Rev.
  (Lehigh Valley Health Network)                                7.00%           7/1/2016(1)                 4,415           5,342
Lycoming County PA Auth. College Rev.
  (PA College of Technology)                                    5.50%           7/1/2013(2)                   395             423
Lycoming County PA Auth. College Rev.
  (PA College of Technology)                                    5.50%           7/1/2014(2)                   595             634
Lycoming County PA Auth. College Rev.
  (PA College of Technology)                                    5.50%           7/1/2015(2)                   595             630
McKeesport PA Area School Dist. GO                              0.00%          10/1/2004(1)                 1,040             951
McKeesport PA Area School Dist. GO                              0.00%          10/1/2005(1)                 1,050             918

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                             FACE          MARKET
PENNSYLVANIA INSURED                                                            MATURITY                   AMOUNT          VALUE*
LONG-TERM TAX-EXEMPT FUND                                      COUPON               DATE                    (000)           (000)
---------------------------------------------------------------------------------------------------------------------------------
McKeesport PA Area School Dist. GO                              0.00%          10/1/2006(1)         $       2,015   $       1,677
McKeesport PA Area School Dist. GO                              0.00%          10/1/2007(1)                 2,080           1,641
McKeesport PA Area School Dist. GO                              0.00%          10/1/2008(1)                 2,270           1,695
McKeesport PA Area School Dist. GO                              0.00%          10/1/2009(1)                 2,020           1,431
McKeesport PA Area School Dist. GO                              0.00%          10/1/2010(1)                 1,840           1,235
McKeesport PA Area School Dist. GO                              0.00%          10/1/2011(1)                 1,835           1,166
McKeesport PA Area School Dist. GO                              0.00%          10/1/2014(1)                 2,040           1,085
McKeesport PA Area School Dist. GO                              0.00%          10/1/2015(1)                 2,040           1,019
McKeesport PA Area School Dist. GO                              0.00%          10/1/2016(1)                 4,655           2,186
McKeesport PA Area School Dist. GO                              0.00%          10/1/2018(2)                 3,075           1,270
McKeesport PA Area School Dist. GO                              0.00%          10/1/2028(2)                 2,340             541
Mifflin County PA GO                                           5.625%           9/1/2028(3)                 2,000           2,094
Montgomery County PA Higher Educ. & Health Auth. Rev.
  (Abington Memorial Hosp.)                                     5.00%           6/1/2028(2)                 8,660           8,335
Montgomery County PA Higher Educ. & Health Auth. Rev.
  (Abington Memorial Hosp.)                                     6.00%           6/1/2003(2)(Prere.)         8,140           8,735
Montgomery County PA Higher Educ. & Health Auth. Rev.
  (Abington Memorial Hosp.)                                     6.10%           6/1/2012(2)                 5,000           5,332
Montgomery County PA Higher Educ. & Health Auth. Rev.
  (Pottstown Healthcare)                                        5.00%           1/1/2027(4)                 6,250           6,033
Montgomery County PA Higher Educ. & Health Auth. Rev.
  (Pottstown Healthcare)                                       5.375%           1/1/2012(4)                 5,085           5,361
Mount Lebanon PA Hosp. Dev. Auth. Rev.
  (St. Clair Memorial Hosp.)                                    6.25%           7/1/2006(3)                 9,250          10,269
Nazareth PA School Dist. GO                                     5.50%          5/15/2005(2)                 1,500           1,613
Neshaminy PA School Dist. GO                                    5.70%          2/15/2014(3)                 8,795           9,311
North Hills PA School Dist. GO                                  5.25%         11/15/2007(3)(Prere.)         7,440           8,052
North Huntingdon Township PA Muni. Sewer Auth. Rev.             5.50%           4/1/2013(2)                   820             877
North Huntingdon Township PA Muni. Sewer Auth. Rev.             5.50%           4/1/2015(2)                 1,025           1,083
North Penn PA Water Auth. Rev.                                 6.125%          11/1/2010(3)                 5,140           5,355
Northampton County PA Hosp. Auth. Rev. (Easton Hosp.)           6.25%           1/1/2019(1)                10,000          10,357
Northampton County PA Hosp. Auth. Rev. (Easton Hosp.)          7.875%           1/1/2019(5)                   285             287
Northampton County PA IDA PCR (Central Metro. Edison)           6.10%          7/15/2021(1)                 4,410           4,745
Northeastern PA Hosp. & Educ. Health Rev.
                                (Wyoming Valley Health)         5.25%           1/1/2016(2)                 5,910           5,986
Northeastern PA Hosp. & Educ. Health Rev.
                                (Wyoming Valley Health)         5.25%           1/1/2026(2)                 2,850           2,831
Norwin PA School Dist. GO                                      5.125%           4/1/2013(1)                 1,370           1,429
Norwin PA School Dist. GO                                      5.125%           4/1/2014(1)                 1,440           1,492
Owen J. Roberts School Dist. PA GO                             5.375%          5/15/2018(1)                 2,815           2,874
Parkland PA School Dist. GO                                    5.375%           9/1/2015(3)                 3,050           3,289
Parkland PA School Dist. GO                                    5.375%           9/1/2016(3)                 2,000           2,147
Penn Trafford PA School Dist. GO                                5.85%           5/1/2004(1)(Prere.)         2,435           2,607
Pennsylvania Convention Center Auth. Rev.                       0.00%           9/1/2004(3)(ETM)            5,000           4,595
Pennsylvania Convention Center Auth. Rev.                       6.00%           9/1/2019(3)(ETM)           14,275          16,231
Pennsylvania Convention Center Auth. Rev.                       6.70%           9/1/2016(3)(ETM)           25,150          30,053
Pennsylvania GO                                                 5.00%         11/15/2015(2)                 5,000           5,076
Pennsylvania GO                                                5.125%          3/15/2017(2)                 7,990           8,131
Pennsylvania GO                                                5.375%          5/15/2010(3)                13,800          14,602
Pennsylvania GO                                                5.375%          5/15/2012(3)                16,570          17,408
Pennsylvania GO                                                5.375%          5/15/2014(3)                14,000          14,604
Pennsylvania GO                                                5.375%          5/15/2016(3)                 5,000           5,183
Pennsylvania GO                                                 5.75%          10/1/2015(3)                19,850          21,516

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
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
                                                                                                             FACE          MARKET
                                                                                MATURITY                   AMOUNT          VALUE*
                                                               COUPON               DATE                    (000)           (000)
---------------------------------------------------------------------------------------------------------------------------------
Pennsylvania Higher Educ. Assistance Agency Rev.               6.125%         12/15/2010(1)         $       2,000   $       2,302
Pennsylvania Higher Educ. Assistance Agency
  Student Loan Rev. VRDO                                        1.55%          12/5/2001(2)                 5,000           5,000
Pennsylvania Higher Educ. Auth. Rev. (Bryn Mawr College)       5.625%          12/1/2014(1)                 2,200           2,348
Pennsylvania Higher Educ. Auth. Rev. (Temple Univ.)             5.00%           4/1/2029(1)                13,700          13,360
Pennsylvania Higher Educ. Auth. Rev. (Temple Univ.)             5.25%           4/1/2011(1)                 3,545           3,743
Pennsylvania Higher Educ. Fac. Auth. Rev.                       5.50%          6/15/2017(2)                   935             976
Pennsylvania Higher Educ. Fac. Auth. Rev.                      5.625%          6/15/2019(2)                 1,160           1,215
Pennsylvania Higher Educ. Fac. Auth. Rev.
  (Allegheny/Delaware Valley)                                  5.875%         11/15/2016(1)                19,900          20,960
Pennsylvania Higher Educ. Fac. Auth. Rev.
  (Allegheny/Delaware Valley)                                  5.875%         11/15/2021(1)                 9,545           9,912
Pennsylvania Intergovernmental Cooperative Auth. Rev.           4.75%          6/15/2023(3)                13,000          12,199
Pennsylvania Intergovernmental Cooperation Auth. Rev.           5.25%          6/15/2013(3)                10,000          10,430
Pennsylvania Intergovernmental Cooperative Auth. Rev.           5.25%          6/15/2014(3)                10,765          11,165
Pennsylvania Intergovernmental Cooperative Auth. Rev.           5.25%          6/15/2017(3)                 7,830           7,986
Pennsylvania Intergovernmental Cooperative Auth. Rev.          5.625%          6/15/2013(3)                 2,605           2,719
Pennsylvania Intergovernmental Cooperative Auth. Rev.           7.00%          6/15/2005(3)(Prere.)         2,250           2,534
Pennsylvania State Univ. Rev.                                   5.00%          8/15/2027(2)                 6,750           6,600
Pennsylvania Turnpike Comm. Oil Franchise Tax Rev.              4.75%          12/1/2027(2)                12,610          11,723
Pennsylvania Turnpike Comm. Oil Franchise Tax Rev.             5.125%          12/1/2016(2)                 1,735           1,768
Pennsylvania Turnpike Comm. Oil Franchise Tax Rev.              6.00%          12/1/2004(2)(Prere.)         7,450           8,267
Pennsylvania Turnpike Comm. Rev.                                5.00%          12/1/2030(2)                 1,000             975
Pennsylvania Turnpike Comm. Rev.                               5.375%          7/15/2013(2)                 2,810           3,009
Pennsylvania Turnpike Comm. Rev.                               5.375%          7/15/2014(2)                 5,350           5,691
Pennsylvania Turnpike Comm. Rev.                               5.375%          7/15/2015(2)                 6,370           6,730
Pennsylvania Turnpike Comm. Rev.                               5.375%          7/15/2016(2)                 1,000           1,049
Pennsylvania Turnpike Comm. Rev.                               5.375%          7/15/2017(2)                 3,070           3,201
Pennsylvania Turnpike Comm. Rev.                               5.375%          7/15/2018(2)                 1,505           1,557
Pennsylvania Turnpike Comm. Rev.                               5.375%          7/15/2019(2)                 2,500           2,577
Pennsylvania Turnpike Comm. Rev.                                5.50%          7/15/2012(2)                 3,895           4,241
Pennsylvania Turnpike Comm. Rev.                                5.50%          12/1/2013(3)                 5,000           5,479
Pennsylvania Turnpike Comm. Rev.                                5.50%          12/1/2017(3)*               16,000          16,283
Pennsylvania Turnpike Comm. Rev.                                5.50%          7/15/2032(2)                12,010          12,421
Pennsylvania Turnpike Comm. Rev.                               5.625%           6/1/2012(3)                 9,000           9,879
Pennsylvania Turnpike Comm. Rev.                               5.625%           6/1/2013(3)                 8,000           8,742
Pennsylvania Turnpike Comm. Rev.                                5.75%          12/1/2012(2)                10,000          10,490
Perkiomen Valley PA School Dist. GO                             5.50%           3/1/2017(4)                 1,525           1,604
Philadelphia PA Gas Works Rev.                                  5.25%           7/1/2011(4)                 3,965           4,163
Philadelphia PA Gas Works Rev.                                 5.375%           7/1/2012(4)                 4,000           4,200
Philadelphia PA Gas Works Rev.                                 5.375%           7/1/2014(4)                 4,310           4,478
Philadelphia PA GO                                              5.00%          5/15/2020(1)                 8,000           7,877
Philadelphia PA GO                                              5.00%          3/15/2028(4)                 7,500           7,273
Philadelphia PA GO                                              5.25%          3/15/2014(4)                 1,750           1,828
Philadelphia PA GO                                              5.25%          9/15/2014(4)                 7,460           7,800
Philadelphia PA GO                                              5.25%          3/15/2015(4)                 2,600           2,699
Philadelphia PA GO                                              5.25%          9/15/2015(4)                 2,775           2,880
Philadelphia PA GO                                              5.25%          9/15/2016(4)                 3,225           3,323
Philadelphia PA GO                                              5.25%          9/15/2017(4)                 5,000           5,125
Philadelphia PA GO                                              5.25%          9/15/2018(4)                 2,135           2,176
Philadelphia PA GO                                              6.00%         11/15/2004(3)(Prere.)         6,880           7,626
Philadelphia PA GO                                              6.00%         11/15/2010(3)                 1,065           1,162
Philadelphia PA GO                                               6.00%        11/15/2011(3)                 1,145           1,255

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
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
                                                                                                             FACE          MARKET
PENNSYLVANIA INSURED                                                            MATURITY                   AMOUNT          VALUE*
LONG-TERM TAX-EXEMPT FUND                                      COUPON               DATE                    (000)           (000)
---------------------------------------------------------------------------------------------------------------------------------
Philadelphia PA GO                                               6.00%        11/15/2012(3)         $       1,270   $       1,386
Philadelphia PA GO                                               6.00%        11/15/2013(3)                   715             776
Philadelphia PA Hosp. & Higher Educ. Fac. Auth. Rev.
  (Jefferson Health System)                                    5.125%          5/15/2018(2)                 5,700           5,665
Philadelphia PA IDA Rev.
  (Philadelphia Airport System Project)                        5.125%           7/1/2028(3)                17,100          16,564
Philadelphia PA IDA Rev.
  (Philadelphia Airport System Project)                         5.25%          6/15/2015(3)                 5,695           5,823
Philadelphia PA IDA Rev.
  (Philadelphia Airport System Project)                        5.375%          6/15/2012(3)                 1,000           1,038
Philadelphia PA IDA Rev.
  (Philadelphia Airport System Project)                        5.375%           7/1/2013(3)                10,000          10,301
Philadelphia PA IDA Rev.
  (Philadelphia Airport System Project)                         5.50%           7/1/2012(3)                 5,505           5,859
Philadelphia PA IDA Rev.
  (Philadelphi Airport System Project)                          5.50%          6/15/2013(3)                 1,030           1,077
Philadelphia PA IDA Rev.
  (Philadelphia Airport System Project)                         5.50%           7/1/2013(3)                 5,825           6,140
Philadelphia PA IDA Rev.
  (Philadelphia Airport System Project)                         5.50%          6/15/2014(3)                 1,090           1,133
Philadelphia PA IDA Rev.
  (Philadelphia Airport System Project)                         5.50%           7/1/2014(3)                 6,155           6,452
Philadelphia PA IDA Rev.
  (Philadelphia Airport System Project)                         5.50%          6/15/2015(3)                 1,150           1,189
Philadelphia PA IDA Rev.
  (Philadelphia Airport System Project)                         5.50%           7/1/2015(3)                 6,435           6,707
Philadelphia PA IDA Rev.
  (Philadelphia Airport System Project)                         5.50%          6/15/2016(3)                 1,210           1,241
Philadelphia PA IDA Rev.
  (Philadelphia Airport System Project)                         5.50%           7/1/2016(3)                 5,000           5,170
Philadelphia PA IDA Rev.
  (Philadelphia Airport System Project)                          5.50%         6/15/2017(3)                 1,280           1,311
Philadelphia PA IDA Rev.
  (Philadelphia Airport System Project)                         5.50%          6/15/2018(3)                 1,350           1,378
Philadelphia PA IDA Rev.
  (Philadelphia Airport System Project)                         5.50%           7/1/2018(3)                 4,000           4,100
Philadelphia PA IDA Rev.
  (Philadelphia Airport System Project)                         5.75%          6/15/2010(3)                 4,440           4,809
Philadelphia PA Parking Auth. Rev.                             5.125%          2/15/2024(2)                 2,500           2,488
Philadelphia PA Parking Auth. Rev.                              5.25%           9/1/2029(4)                 3,530           3,530
Philadelphia PA Parking Auth. Rev.                              5.40%           9/1/2011(2)                 4,520           4,768
Philadelphia PA Parking Auth. Rev.                              5.40%           9/1/2012(2)                 5,990           6,282
Philadelphia PA Parking Auth. Rev.                              5.40%           9/1/2015(2)                 6,350           6,567
Philadelphia PA Parking Auth. Rev.                              5.50%           9/1/2018(2)                 4,250           4,360
Philadelphia PA School Dist. GO                                 5.25%           4/1/2017(1)                 3,000           3,056
Philadelphia PA School Dist. GO                                5.375%           4/1/2027(2)                 1,490           1,507
Philadelphia PA School Dist. GO                                 5.50%           9/1/2005(2)(Prere.)         1,150           1,264
Philadelphia PA School Dist. GO                                 5.50%           9/1/2015(2)                 9,330           9,869
Philadelphia PA School Dist. GO                                 5.50%           9/1/2018(2)                 4,000           4,105
Philadelphia PA School Dist. GO                                 5.50%           9/1/2025(2)                14,750          15,047
Philadelphia PA School Dist. GO                                 5.75%           2/1/2011(4)                 5,800           6,408
Philadelphia PA School Dist. GO                                 5.75%           2/1/2012(4)                 7,420           8,145
Philadelphia PA School Dist. GO                                 5.75%           2/1/2013(4)                 2,500           2,735
Philadelphia PA Water & Waste Water Rev.                        5.25%         12/15/2014(2)                 7,100           7,570
Philadelphia PA Water & Waste Water Rev.                        5.25%          11/1/2016(3)                 5,040           5,192
Philadelphia PA Water & Waste Water Rev.                        5.25%          11/1/2017(3)                 5,460           5,592
Philadelphia PA Water & Waste Water Rev.                       5.375%          11/1/2018(3)                 6,780           6,974
Philadelphia PA Water & Waste Water Rev.                       5.375%          11/1/2019(3)                 4,155           4,260
Philadelphia PA Water & Waste Water Rev.                        5.50%           8/1/2014(1)                12,900          13,551
Philadelphia PA Water & Waste Water Rev.                        5.60%           8/1/2018(1)                 5,920           6,108
Philadelphia PA Water & Waste Water Rev.                        6.25%           8/1/2011(1)                 3,750           4,310
Philadelphia PA Water & Waste Water Rev.                        7.00%          6/15/2010(3)                33,865          40,157
Philadelphia PA Water & Waste Water Rev.                        7.00%          6/15/2011(3)                35,685          42,912
Pine-Richland School Dist. PA GO                                5.50%           9/1/2006(4)                 3,430           3,737
Pittsburgh PA GO                                               5.125%           9/1/2014(3)                 8,435           8,660
Pittsburgh PA GO                                               5.125%           9/1/2015(3)                 6,395           6,528
Pittsburgh PA GO                                                5.25%           9/1/2017(3)                 4,980           5,076
Pittsburgh PA GO                                                5.50%           9/1/2014(2)                12,000          13,069
Pittsburgh PA GO                                                5.75%           9/1/2016(3)                 4,505           4,818
Pittsburgh PA GO                                                6.00%           9/1/2018(3)                 4,450           4,828

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
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
                                                                                                             FACE          MARKET
                                                                                MATURITY                   AMOUNT          VALUE*
                                                               COUPON               DATE                    (000)           (000)
---------------------------------------------------------------------------------------------------------------------------------
Pittsburgh PA Public Parking Auth. Rev.                        5.875%          12/1/2012(3)         $       8,200   $       8,616
Pittsburgh PA School Dist. GO                                   0.00%           8/1/2009(2)                 4,000           2,856
Pittsburgh PA School Dist. GO                                   5.25%           3/1/2012(3)                 7,000           7,287
Pittsburgh PA School Dist. GO                                   5.25%           3/1/2013(3)                 5,200           5,382
Pittsburgh PA School Dist. GO                                   5.35%           3/1/2014(3)                 3,510           3,636
Pittsburgh PA School Dist. GO                                   5.50%           9/1/2013(4)                 2,680           2,837
Pittsburgh PA School Dist. GO                                   5.50%           9/1/2015(4)                 2,985           3,129
Pittsburgh PA Water & Sewer Auth. Rev.                          0.00%           9/1/2027(3)                10,000           2,428
Pittsburgh PA Water & Sewer Auth. Rev.                          0.00%           9/1/2028(3)                 8,965           2,057
Pittsburgh PA Water & Sewer Auth. Rev.                          5.00%           9/1/2019(4)                 4,420           4,368
Pittsburgh PA Water & Sewer Auth. Rev.                          7.25%           9/1/2014(3)(ETM)           25,210          30,560
Pittsburgh PA Water & Sewer Auth. Rev.                         7.625%           9/1/2004(3)(ETM)            5,370           5,845
Pocono Mountain PA School Dist. GO                              5.75%          10/1/2009(2)                 6,000           6,063
Reading PA GO                                                  5.875%         11/15/2012(2)                13,825          14,239
Reading PA School Dist. GO                                      0.00%          1/15/2015(3)                 9,260           4,652
Reading PA School Dist. GO                                      0.00%          1/15/2016(3)                 9,270           4,360
Sayre PA Health Care Fac. Auth. Rev.
  (Guthrie Health Care System)                                  7.00%           3/1/2011(2)                 2,000           2,051
Scranton-Lackawanna PA Health & Welfare Auth. Rev.
  (Mercy Health System)                                        5.625%           1/1/2016(1)                 5,490           5,699
Scranton-Lackawanna PA Health & Welfare Auth. Rev.
  (Mercy Health System)                                         5.70%           1/1/2023(1)                 9,205           9,469
Seneca Valley PA School Dist. GO                               5.125%           1/1/2015(1)                 1,275           1,312
Seneca Valley PA School Dist. GO                               5.125%           1/1/2016(1)                 1,580           1,613
Seneca Valley PA School Dist. GO                                5.75%           7/1/2002(3)(Prere.)         2,000           2,044
South Central PA General Auth. Rev.
  (Wellspan Health)                                             5.25%          5/15/2031(1)                 5,000           4,963
South Fork PA Hosp. Auth. Rev.
  (Conemaugh Valley Hosp.)                                     5.625%           7/1/2010(6)*                2,300           2,481
South Fork PA Hosp. Auth. Rev.
  (Conemaugh Valley Hosp.)                                      5.75%           7/1/2018(6)                 7,000           7,603
South Fork PA Hosp. Auth. Rev.
  (Conemaugh Valley Hosp.) VRDO                                 1.40%          12/4/2001(1)                10,900          10,900
Southeastern PA Transp. Auth. Rev.                             5.375%           3/1/2017(3)                 2,500           2,573
Southeastern PA Transp. Auth. Rev.                             5.375%           3/1/2022(3)                 15,825         16,114
Southeastern PA Transp. Auth. Rev.                              5.45%           3/1/2011(3)                 3,730           3,986
Southwestern PA School Dist. GO                                 6.40%          6/15/2002(3)(Prere.)         3,825           3,992
Spring-Ford Area School Dist. PA GO                             4.75%           3/1/2025(3)                 3,125           2,922
Spring-Ford Area School Dist. PA GO                             5.50%           9/1/2016(4)                 1,770           1,874
St. Mary's Hosp. Auth. Langhorne PA Rev.
  (Franciscan Health System)                                    7.00%          6/15/2015(5)                 1,770           1,797
State Public School Building Auth. PA College Rev.              5.25%         10/15/2013(1)                 1,270           1,358
Stroudsburg PA Area School Dist.                                5.00%           4/1/2016(4)                 1,295           1,313
Stroudsburg PA Area School Dist.                                5.00%           4/1/2017(4)                 1,360           1,371
Univ. Area PA Joint Auth. Sewer Rev.                            5.00%          11/1/2012(1)                 1,505           1,571
Univ. Area PA Joint Auth. Sewer Rev.                            5.00%          11/1/2013(1)                 1,580           1,635
Univ. Area PA Joint Auth. Sewer Rev.                            5.00%          11/1/2014(1)                 1,655           1,699
Univ. of Pittsburgh PA Rev.                                     5.25%           6/1/2017(3)                 6,995           7,143
Univ. of Pittsburgh PA Rev.                                     5.50%           6/1/2010(1)                 5,285           5,682
Univ. of Pittsburgh PA Rev.                                     5.50%           6/1/2014(1)                11,780          12,400
Univ. of Pittsburgh PA Rev.                                    6.125%           6/1/2002(1)(Prere.)        12,525          13,030
Univ. of Pittsburgh PA Rev.                                    6.125%           6/1/2021(1)                13,545          14,015
Univ. of Pittsburgh PA Rev.                                     6.25%           6/1/2012(1)                 1,490           1,548
Upper Darby PA School Dist. GO                                  5.00%           5/1/2019(2)                 5,970           5,956
Warwick PA School Dist. GO                                     5.375%          2/15/2015(3)                 2,435           2,562
Warwick PA School Dist. GO                                     5.375%          2/15/2016(3)                 2,570           2,688

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
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
                                                                                                             FACE          MARKET
PENNSYLVANIA INSURED                                                            MATURITY                   AMOUNT          VALUE*
LONG-TERM TAX-EXEMPT FUND                                      COUPON               DATE                    (000)           (000)
---------------------------------------------------------------------------------------------------------------------------------
Washington County PA Hosp. Auth. Rev.
  (Shadyside Hosp.)                                            5.875%         12/15/2002(2)         $      22,000   $      23,305
Washington County PA Hosp. Auth. Rev.
  (Washington Hosp.)                                           5.125%           7/1/2011(2)                 1,840           1,917
Washington County PA Hosp. Auth. Rev.
  (Washington Hosp.)                                           5.125%           7/1/2012(2)                 1,935           2,023
Washington County PA Hosp. Auth. Rev.
  (Washington Hosp.)                                            5.25%           7/1/2010(2)                 1,750           1,844
Washington County PA Hosp. Auth. Rev.
  (Washington Hosp.)                                            5.25%           7/1/2013(2)                 2,035           2,145
Washington County PA Hosp. Auth. Rev.
  (Washington Hosp.)                                           5.375%           7/1/2014(2)                 1,640           1,743
Washington County PA Hosp. Auth. Rev.
  (Washington Hosp.)                                           5.375%           7/1/2015(2)                 2,250           2,385
Washington County PA Hosp. Auth. Rev.
  (Washington Hosp.)                                            5.50%           7/1/2016(2)                 2,375           2,540
West Allegheny PA School Dist. GO                               6.25%           8/1/2002(2)(Prere.)         6,155           6,323
West Jefferson Hills PA School Dist. GO                         5.20%           8/1/2017(4)                 1,955           2,001
West Jefferson Hills PA School Dist. GO                         5.20%           8/1/2018(4)                 2,060           2,096
West Jefferson Hills PA School Dist. GO                         5.90%           8/1/2010(3)                 3,160           3,228
West Jefferson Hills PA School Dist. GO                         5.95%           8/1/2014(3)                 7,180           7,351
West Mifflin PA School Dist. GO                                5.625%          8/15/2005(3)                 7,000           7,594
Westmoreland County PA Auth. Rev.                              6.125%           7/1/2017(1)(ETM)            8,205           9,375
Westmoreland County PA Muni. Auth. Service Water Rev.           0.00%          8/15/2015(3)                 5,000           2,506
Westmoreland County PA Muni. Auth. Service Water Rev.           0.00%          8/15/2023(1)                 5,000           1,530
Westmoreland County PA Muni. Auth. Service Water Rev.           0.00%          8/15/2024(3)                 4,000           1,155
York County PA Hosp. Auth. Rev. (York Hosp.)                    5.25%           7/1/2017(2)                 3,500           3,539
York County PA Hosp. Auth. Rev. (York Hosp.)                    5.25%           7/1/2023(2)                 8,675           8,675
York County PA Solid Waste & Refuse Auth. Rev.                  5.50%          12/1/2013(3)                 6,750           7,377
York County PA Solid Waste & Refuse Auth. Rev.                  5.50%          12/1/2014(3)                 4,050           4,416
York PA City Sewer Auth. Rev.                                   0.00%          12/1/2012(1)                 3,235           1,928

OUTSIDE PENNSYLVANIA:
Puerto Rico Govt. Dev. Bank VRDO                                1.17%          12/5/2001(1)                 3,000           3,000
Puerto Rico Highway & Transp. Auth. VRDO                        1.20%          12/5/2001(2)                12,000          12,000
                                                                                                                    -------------
                                                                                                                    $   2,065,969
                                                                                                                    -------------
NONINSURED (10.0%)
Delaware County PA IDA Airport Fac. Rev.
  (United Parcel Service) VRDO                                  1.35%          12/4/2001                    8,195           8,195
Indiana County PA IDA (PSEG Power)                              5.85%           6/1/2027                    2,500           2,474
Latrobe PA IDA (Saint Vincent College)                          5.60%           5/1/2021                    1,635           1,640
Latrobe PA IDA (Saint Vincent College)                          5.70%           5/1/2031                    1,665           1,673
Lehigh County PA GO                                             5.00%         11/15/2015                    4,580           4,666
Lehigh County PA GO                                             5.00%         11/15/2016                    3,000           3,033
Montgomery County PA GO                                         5.00%          7/15/2019                    8,800           8,805
Montgomery County PA GO                                        5.375%         10/15/2025                    7,930           8,047
Montgomery County PA GO                                         5.40%          3/15/2007                    1,860           2,011
Pennsylvania Econ. Dev. Financing Auth. Fac. Rev.
  (Amtrak Project)                                              6.00%          11/1/2007                      920             976
Pennsylvania Econ. Dev. Financing Auth. Fac. Rev.
  (Amtrak Project)                                              6.00%          11/1/2008                      975           1,031
Pennsylvania Econ. Dev. Financing Auth. Fac. Rev.
  (Amtrak Project)                                              6.00%          11/1/2010                    1,095           1,154
Pennsylvania Econ. Dev. Financing Auth. Fac. Rev.
  (Amtrak Project)                                              6.00%          11/1/2011                    1,160           1,219
Pennsylvania Econ. Dev. Financing Auth. Fac. Rev.
  (Amtrak Project)                                             6.125%          11/1/2021                    2,900           2,934
Pennsylvania Econ. Dev. Financing Auth. Fac. Rev.
  (Amtrak Project)                                              6.25%          11/1/2031                    2,000           2,030
Pennsylvania Econ. Dev. Financing Auth. Fac. Rev.
  (Amtrak Project)                                             6.375%          11/1/2041                    5,000           5,085

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                             FACE          MARKET
                                                                                MATURITY                   AMOUNT          VALUE*
                                                               COUPON               DATE                    (000)           (000)
---------------------------------------------------------------------------------------------------------------------------------
Pennsylvania Econ. Dev. Financing Auth. Fac. Rev.
  (Amtrak Project)                                              6.50%          11/1/2016            $       2,650   $       2,804
Pennsylvania GO                                                 5.00%          1/15/2013                    6,000           6,260
Pennsylvania GO                                                 5.00%          9/15/2015                    8,050           8,273
Pennsylvania GO                                                5.125%          1/15/2014                   17,630          18,444
Pennsylvania GO                                                 5.25%         10/15/2011                   11,200          12,076
Pennsylvania GO                                                 5.25%         10/15/2012                   11,300          12,084
Pennsylvania GO                                                 5.25%         10/15/2014                    8,850           9,344
Pennsylvania GO                                                 6.00%          1/15/2011                    3,000           3,379
Pennsylvania Higher Educ. Fac. Auth. Rev.                       5.00%           5/1/2031                   10,000          10,074
Pennsylvania Higher Educ. Fac. Auth. Rev.
  (Temple Univ.) VRDO                                           1.60%          12/4/2001LOC                 3,200           3,200
Pennsylvania Higher Educ. Fac. Auth. Rev.
  (UPMC Health Systems)                                         6.00%          1/15/2022                    5,000           5,196
Pennsylvania Higher Educ. Fac. Auth. Rev.
  (UPMC Health Systems)                                         6.00%          1/15/2031                    5,000           5,160
Pennsylvania Higher Educ. Fac. Auth. Rev.
  (UPMC Health Systems)                                         6.25%          1/15/2016                    3,120           3,327
Pennsylvania Housing Finance Agency Rev.                        5.25%           4/1/2021                    7,000           6,874
Pennsylvania Housing Finance Agency Rev.                        5.35%          10/1/2031                   13,000          12,763
Pennsylvania Housing Finance Agency Rev.                        5.40%          10/1/2024                    6,650           6,890
Pennsylvania Housing Finance Agency Rev.                        6.15%          10/1/2020                    5,000           5,251
Pennsylvania Housing Finance Agency Rev.                        6.90%           4/1/2017                    3,045           3,137
St. Mary's Hosp. Auth. Bucks County PA Rev.
  (Catholic Health System)                                     5.375%           6/1/2008                    4,865           5,279
West Shore PA Area Hosp. Auth. (Holy Spirit Hosp.)              6.25%           1/1/2032                    3,000           2,984
West View PA Muni. Auth. GO                                     9.50%         11/15/2014                    3,000           4,225
York County PA IDA (PSEG Power)                                 5.50%           9/1/2020                    3,500           3,467

OUTSIDE PENNSYLVANIA:
Puerto Rico GO                                                  5.50%           7/1/2017                   10,000          10,773
Puerto Rico GO                                                  5.50%           7/1/2018                   10,000          10,617
                                                                                                                    -------------
                                                                                                                    $     226,854
                                                                                                                    -------------
---------------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
  (Cost $2,182,728)                                                                                                 $   2,292,823
---------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.9%)
---------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B 36,707
Liabilities (57,489)
                                                                                                                    -------------
                                                                                                                    $    (20,782)
                                                                                                                    -------------
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%) $2,272,041
=================================================================================================================================
* See Note A in Notes to Financial Statements.
* Securities  with  a  value  of  $4,208,000  have been  segregated  as  initial margin for open futures contracts.
+ Security  purchased  on  a when-issued or delayed delivery basis for which the fund has not taken delivery as of November 30, 2001.
For key to abbreviations and other references, see page 30.

--------------------------------------------------------------------------------
PENNSYLVANIA INSURED                                                      AMOUNT
LONG-TERM TAX-EXEMPT FUND                                                  (000)
--------------------------------------------------------------------------------
AT NOVEMBER 30, 2001, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital--Note E                                              $ 2,158,559
Undistributed Net Investment Income                                           --
Accumulated Net Realized Gains--Note E                                     3,606
Unrealized Appreciation (Depreciation)--Note F
  Investment Securities                                                  110,095
  Futures Contracts                                                        (219)
--------------------------------------------------------------------------------
NET ASSETS                                                           $ 2,272,041
================================================================================

Investor Shares--Net Assets
Applicable  to  135,891,851  outstanding  $.001 par value
  shares of  beneficial interest (unlimited authorization)           $ 1,543,250
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--INVESTOR SHARES $11.36
================================================================================

Admiral Shares--Net Assets
Applicable  to  64,174,138  outstanding  $.001  par value
  shares of  beneficial interest (unlimited authorization)           $   728,791
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--ADMIRAL SHARES                            $     11.36
================================================================================


KEY TO ABBREVIATIONS

CP--Commercial Paper.
GO--General Obligation Bond.
IDA--Industrial Development Authority Bond.
PCR--Pollution Control Revenue Bond.
PUT--Put Option Obligation.
TOB--Tender Option Bond.
TRAN--Tax Revenue Anticipation Note.
VRDO--Variable Rate Demand Obligation.
(ETM)--Escrowed to Maturity.
(Prere.)--Prerefunded.


SCHEDULED PRINCIPAL AND INTEREST PAYMENTS ARE GUARANTEED BY:

(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
The insurance does not guarantee the market value of the municipal bonds.
LOC--Scheduled principal and interest payments are guaranteed by bank letter of credit.

STATEMENT OF OPERATIONS

This Statement shows interest income earned by each fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period. For money market funds, Realized Net Gain (Loss) should always be minimal, and Unrealized Appreciation (Depreciation) should be zero.

-------------------------------------------------------------------------------
                                                                  PENNSYLVANIA
                                           PENNSYLVANIA                INSURED
                                             TAX-EXEMPT              LONG-TERM
                                           MONEY MARKET             TAX-EXEMPT
                                                   FUND                   FUND
                                        ---------------------------------------
                                                YEAR ENDED NOVEMBER 30, 2001
                                        ---------------------------------------
                                                  (000)                  (000)
-------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Interest                                       $ 68,646             $  111,637
-------------------------------------------------------------------------------
  Total Income                                   68,646                111,637
--------------------------------------------------------------------------------
EXPENSES
The Vanguard Group--Note B
  Investment Advisory Services                      318                    261
  Management and Administrative
     Investor Shares                              3,335                  3,105
     Admiral Shares*                                 --                    394
  Marketing and Distribution
     Investor Shares                                408                    235
     Admiral Shares*                                 --                     15
  Custodian Fees                                     26                     21
  Auditing Fees                                       8                     11
  Shareholders' Reports
     Investor Shares                                 16                     19
     Admiral Shares*                                 --                     --
  Trustees' Fees and Expenses                         3                      3
-------------------------------------------------------------------------------
     Total Expenses                               4,114                  4,064
     Expenses Paid Indirectly--Note C               (26)                  (125)
-------------------------------------------------------------------------------
     Net Expenses                              $  4,088             $    3,939
-------------------------------------------------------------------------------
NET INVESTMENT INCOME                            64,558               107,698
-------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                       (277)                 5,107
  Futures Contracts                                  --                  2,490
-------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                           (277)                 7,597
-------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
     Investment Securities                           --                 58,557
     Futures Contracts                               --                  (219)
-------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION)                                     --                 58,338
-------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS                 $ 64,281             $  173,633
===============================================================================
*The Tax-Exempt Money Market Fund does not offer Admiral Shares.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

--------------------------------------------------------------------------------
                                        PENNSYLVANIA                PENNSYLVANIA
                                         TAX-EXEMPT            INSURED LONG-TERM
                                     MONEY MARKET FUND           TAX-EXEMPT FUND
                                    --------------------    --------------------
                                                YEAR ENDED NOVEMBER 30,
                                    --------------------------------------------
                                      2001        2000        2001         2000
                                     (000)       (000)       (000)        (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income             $ 64,558    $ 77,614   $ 107,698     $ 99,535
Realized Net Gain (Loss)              (277)        (32)      7,597        2,383
Change in Unrealized
  Appreciation (Depreciation)           --          --      58,338       53,656
--------------------------------------------------------------------------------
  Net Increase (Decrease) in
     Net Assets Resulting from
     Operations                     64,281      77,582     173,633      155,574
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income
     Investor Shares               (64,558)    (77,614)    (92,964)     (99,535)
     Admiral Shares*                    --          --     (14,734)          --
  Realized Capital Gain
     Investor Shares                    --          --          --           --
     Admiral Shares*                    --          --          --           --
--------------------------------------------------------------------------------
  Total Distributions              (64,558)    (77,614)   (107,698)     (99,535)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE G
  Investor Shares                  300,242     163,983    (441,232)      (3,421)
  Admiral Shares*                       --          --     724,847           --
--------------------------------------------------------------------------------
  Net Increase (Decrease) from
     Capital Share Transactions    300,242     163,983     283,615       (3,421)
--------------------------------------------------------------------------------
  Total Increase (Decrease)        299,965     163,951     349,550       52,618
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period            2,127,403   1,963,452   1,922,491    1,869,873
--------------------------------------------------------------------------------
  End of Period                $ 2,427,368 $ 2,127,403 $ 2,272,041  $ 1,922,491
================================================================================
*The Tax-Exempt Money Market Fund does not offer Admiral Shares.

Financial Highlights

This table summarizes each fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year. Money market funds are not required to report a Portfolio Turnover Rate.

-----------------------------------------------------------------------------------------------------------------
                                                                PENNSYLVANIA TAX-EXEMPT MONEY MARKET FUND
                                                                           YEAR ENDED NOVEMBER 30,
                                                        ---------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD             2001       2000        1999      1998            1997
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $ 1.00    $  1.00      $ 1.00   $ 1.00           $ 1.00
-----------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                    .028       .038        .030      .033            .034
  Net Realized and Unrealized Gain (Loss) on Investments     --         --          --        --              --
-----------------------------------------------------------------------------------------------------------------
     Total from Investment Operations                      .028       .038        .030      .033            .034
-----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                    (.028)     (.038)      (.030)    (.033)          (.034)
  Distributions from Realized Capital Gains                  --         --          --        --              --
-----------------------------------------------------------------------------------------------------------------
     Total Distributions                                  (.028)     (.038     ) (.030)    (.033)          (.034)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $ 1.00    $ 1.00       $ 1.00   $  1.00          $ 1.00
=================================================================================================================

TOTAL RETURN                                              2.89%      3.91%       3.06%     3.33%           3.49%
=================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                   $2,427    $ 2,127      $1,963   $ 1,869          $1,598
  Ratio of Total Expenses to
     Average Net Assets                                   0.18%      0.18%       0.19%     0.20%           0.20%
  Ratio of Net Investment Income to
     Average Net Assets                                   2.82%      3.83%       3.01%     3.27%           3.42%
=================================================================================================================

-----------------------------------------------------------------------------------------------------------------
                                                  PENNSYLVANIA INSURED LONG-TERM TAX-EXEMPT FUND INVESTOR SHARES
                                                                         YEAR ENDED NOVEMBER 30,
                                                  ---------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD             2001       2000        1999      1998            1997
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $10.98    $ 10.65      $11.51   $ 11.27          $11.26
-----------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                    .570       .584        .578      .597            .598
  Net Realized and Unrealized Gain
     (Loss) on Investments                                 .380       .330       (.768)     .240            .074
-----------------------------------------------------------------------------------------------------------------
     Total from Investment Operations                      .950       .914       (.190)     .837            .672
-----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                    (.570)     (.584)      (.578)    (.597)          (.598)
  Distributions from Realized Capital Gains                  --         --       (.092)       --           (.064)
-----------------------------------------------------------------------------------------------------------------
     Total Distributions                                  (.570)     (.584)      (.670)    (.597)          (.662)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $11.36    $ 10.98      $10.65   $ 11.51          $11.27
=================================================================================================================

TOTAL RETURN                                              8.79%      8.86%      -1.74%     7.60%           6.21%
=================================================================================================================

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)                     $1,543    $ 1,922      $1,870   $ 1,944          $1,746
Ratio of Total Expenses to Average Net Assets             0.20%      0.19%       0.19%     0.20%           0.18%
Ratio of Net Investment Income to Average Net Assets      5.04%      5.45%       5.20%     5.23%           5.37%
Portfolio Turnover Rate                                     13%        11%         13%       19%             9%
=================================================================================================================

--------------------------------------------------------------------------------
                   PENNSYLVANIA INSURED LONG-TERM TAX-EXEMPT FUND ADMIRAL SHARES
                                                                      MAY 14* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD NOV. 30, 2001
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                  $    11.18
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                    .312
  Net Realized and Unrealized Gain (Loss) on Investments                   .180
--------------------------------------------------------------------------------
     Total from Investment Operations                                      .492
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                    (.312)
  Distributions from Realized Capital Gains                                  --
--------------------------------------------------------------------------------
     Total Distributions                                                  (.312)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                        $   11.36
================================================================================

TOTAL RETURN                                                               4.43%
================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                $     729
  Ratio of Total Expenses to Average Net Assets                          0.15%**
  Ratio of Net Investment Income to Average Net Assets                   4.98%**
  Portfolio Turnover Rate 13%
================================================================================
 *Inception.
**Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Pennsylvania Tax-Exempt Funds comprise the Pennsylvania Tax-Exempt Money Market and Pennsylvania Insured Long-Term Tax-Exempt Funds, each of which is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Each fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the Commonwealth of Pennsylvania.

     The Insured Long-Term Tax-Exempt Fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares were first issued on May 14, 2001, and are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The funds consistently follow such policies in preparing their financial statements.

     1. SECURITY VALUATION: Tax-Exempt Money Market Fund: Investment securities are valued at amortized cost, which approximates market value. Insured Long-Term Tax-Exempt Fund: Bonds, and temporary cash investments acquired more than 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. FEDERAL INCOME TAXES: Each fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3.  FUTURES  CONTRACTS:  The  Insured  Long-Term  Tax-Exempt  Fund  may use
Municipal  Bond Index,  U.S.  Treasury  Bond,  and U.S.  Treasury  Note  futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     4. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

     5. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts

(included in Management and Administrative expense) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to each fund under methods approved by the board of trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2001, the funds had contributed capital to Vanguard (included in Other Assets) of:

--------------------------------------------------------------------------------
                               CAPITAL CONTRIBUTED    PERCENTAGE      PERCENTAGE
                                       TO VANGUARD       OF FUND   OF VANGUARD'S
PENNSYLVANIA TAX-EXEMPT FUND                 (000)    NET ASSETS  CAPITALIZATION
--------------------------------------------------------------------------------
Money Market                                $  463         0.02%            0.4%
Insured Long-Term                              442         0.02             0.4
--------------------------------------------------------------------------------

The funds' trustees and officers are also directors and officers of Vanguard.

C. The funds' investment adviser may direct new-issue purchases, subject to obtaining the best price and execution, to underwriters who have agreed to rebate or credit to the funds part of the underwriting fees generated. Such rebates or credits are used solely to reduce the funds' management and administrative expenses. The funds' custodian bank has also agreed to reduce its fees when the funds maintain cash on deposit in their non-interest-bearing custody accounts. For the year ended November 30, 2001, these arrangements reduced expenses by:

--------------------------------------------------------------------------------
                                     EXPENSE REDUCTION
                                           (000)
                              -------------------------- TOTAL EXPENSE REDUCTION
                               MANAGEMENT AND  CUSTODIAN      AS A PERCENTAGE OF
PENNSYLVANIA TAX-EXEMPT FUND   ADMINISTRATIVE       FEES      AVERAGE NET ASSETS
--------------------------------------------------------------------------------
Money Market                               --      $  26                     --
Insured Long-Term                      $  104         21                   0.01%
--------------------------------------------------------------------------------

D. During the year ended November 30, 2001, the Insured Long-Term Tax-Exempt Fund purchased $600,311,000 of investment securities and sold $273,113,000 of investment securities, other than temporary cash investments.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes due to differences in the timing of realization of gains. The Insured Long-Term Tax-Exempt Fund had realized losses totaling $4,409,000 through November 30, 2001, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes (see Note F). The fund used a capital loss carryforward of $9,000 to offset taxable gains that would otherwise be available to distribute to shareholders.

     The Insured Long-Term Tax-Exempt Fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $358,000 from accumulated net realized gains to paid-in capital. At November 30, 2001, the fund had capital gains of $7,796,000 available for distribution.

F. At November 30, 2001, net unrealized appreciation of Insured Long-Term Tax-Exempt Fund investment securities for federal income tax purposes was $105,686,000, consisting of unrealized gains of $109,324,000 on securities that had risen in value since their purchase and $3,638,000 in unrealized losses on securities that had fallen in value since their purchase (see Note E).

     At November 30, 2001, the aggregate settlement value of open futures contracts expiring through March 2002 and the related unrealized depreciation were:

--------------------------------------------------------------------------------
                                                        (000)
                                        ----------------------------------------
                                                       AGGREGATE      UNREALIZED
                                   NUMBER OF LONG     SETTLEMENT    APPRECIATION
PENNSYLVANIA TAX-EXEMPT FUND    (SHORT) CONTRACTS          VALUE  (DEPRECIATION)
--------------------------------------------------------------------------------
Insured Long-Term Municipal
  Bond Index                                  355      $  37,563        $  (219)
--------------------------------------------------------------------------------

Unrealized depreciation on open futures contracts is required to be treated as realized loss for federal income tax purposes.

G. Capital share transactions for each class of shares were:

--------------------------------------------------------------------------------
                                          YEAR ENDED NOVEMBER 30,
                                          2001                  2000
                               -------------------------------------------------
                                     AMOUNT      SHARES       AMOUNT     SHARES
PENNSYLVANIA TAX-EXEMPT FUND          (000)       (000)        (000)      (000)
--------------------------------------------------------------------------------
MONEY MARKET
  Issued                         $2,364,019   2,364,019   $2,269,471   2,269,471
  Issued in Lieu of Cash
    Distributions                    60,568      60,568       72,428     72,428
  Redeemed                       (2,124,345)(2,124,345)  (2,177,916)(2,177,916)
    Net Increase (Decrease)         300,242     300,242      163,983    163,983

INSURED LONG-TERM
Investor Shares
  Issued                          $ 420,131      37,085    $ 318,817     29,792
  Issued in Lieu of Cash
    Distributions                    63,050       5,572       67,176      6,267
  Redeemed                         (924,413)    (81,844)    (389,414)   (36,621)
    Net Increase (Decrease)--
    Investor Shares                (441,232)    (39,187)      (3,421)      (562)

Admiral Shares
  Issued                            748,288      66,219           --         --
  Issued in Lieu of Cash
    Distributions                    10,019         877           --         --
  Redeemed                          (33,460)     (2,922)          --         --
    Net Increase (Decrease)--
     Admiral Shares                 724,847      64,174           --         --
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of Vanguard Pennsylvania Tax-Exempt Funds:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Pennsylvania Tax-Exempt Money Market Fund and Pennsylvania Insured Long-Term Tax-Exempt Fund (constituting Vanguard Pennsylvania Tax-Exempt Funds, hereafter referred to as the "Funds") at November 30, 2001, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2001 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
PHILADELPHIA, PENNSYLVANIA

JANUARY 7, 2002


--------------------------------------------------------------------------------
SPECIAL 2001 TAX INFORMATION
  (UNAUDITED) FOR VANGUARD PENNSYLVANIA TAX-EXEMPT FUNDS

This information for the fiscal year ended November 30, 2001, is included pursuant to provisions of the Internal Revenue Code.

     The Pennsylvania Insured Long-Term Tax-Exempt Fund distributed $293,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year, all of which is designated as a 20% rate gain distribution.

     Each fund designates 100% of its income dividends as exempt-interest dividends.

ADVANTAGES OF VANGUARD.COM                               [PICTURE OF A COMPUTER]

Why wait for the mail? You can get fund reports like this one sooner--and reduce the amount of mail you receive from us. Simply choose to view your fund reports online.

     Consider the benefits of using Vanguard.com. On our website, you can:

* Choose to receive all fund reports, as well as prospectuses, online. * Request a courtesy e-mail to notify you when a new fund report or prospectus is available.

     When you receive fund reports and prospectuses online, you lower Vanguard's printing and postage costs--and that helps to reduce the expense ratios of your funds. You will continue to receive confirmations of purchases, redemptions, and other account activity by mail.

HOW TO NOTIFY US ABOUT YOUR MAILING PREFERENCES

You can easily tell us to stop mailing your fund reports and prospectuses. Just log on to Vanguard.com (or follow the easy steps to register for secure, online access to your accounts) and update your Web profile. Registered users can also view their account values; download records of recent transactions; research and track the performance of individual securities and funds; buy, exchange, and sell fund shares; and much more.

     If you invest directly with us, you can also elect to receive all of your account statements online or to continue the mailing of only your year-end statements, which detail every transaction you make during the year. However, if you invest with us through an employer-sponsored retirement plan or a financial intermediary, some of these options may not be available to you.

     All Vanguard shareholders can choose to receive our electronic newsletters:
ECONOMIC WEEK IN REVIEW, a recap of each week's key economic reports and market activity; and WHAT'S NEW AT VANGUARD, a monthly update on our mutual funds, services, and online resources.

YOUR ONLINE INFORMATION IS SECURE

Vanguard.com uses some of the most secure forms of online communication available, including data encryption and Secure Sockets Layer (SSL) protocol. These technologies provide a high level of security and privacy when you access your account information, initiate online transactions, or send us messages.

THE VANGUARD(R) FAMILY OF FUNDS

STOCK FUNDS
500 Index Fund
Calvert Social Index(TM) Fund
Capital Opportunity Fund
Capital Value Fund
Convertible Securities Fund
Developed Markets Index Fund
Emerging Markets Stock Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets Index Fund
Institutional Index Fund
Institutional Total Stock Market Index Fund
International Growth Fund
International Value Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
Precious Metals Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital Appreciation Fund
Tax-Managed Growth and Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Utilities Income Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund


BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
LifeStrategy(R) Conservative Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund


BOND FUNDS
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
  (California, Florida,
   Massachusetts, New Jersey,
   New York, Ohio, Pennsylvania)
Total Bond Market Index Fund


MONEY MARKET FUNDS
Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market
  Funds (California, New Jersey,
  New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund


VARIABLE ANNUITY PLAN
Balanced Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio

For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers. The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard
board             is              noted             in              parentheses.
--------------------------------------------------------------------------------
TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

CHARLES D. ELLIS (2001) Senior Adviser to Greenwich Associates; Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, BKF Capital, The Jeffrey Co., and NeuVis, Inc.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of Goodrich Corp.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm and Haas Co.; Director of AmeriSource Health Corporation, Cummins Inc., and The Mead Corp.; Trustee of Vanderbilt University.
--------------------------------------------------------------------------------
OTHER FUND OFFICERS

R. GREGORY BARTON, Secretary; Managing Director- Legal and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.
--------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS

JAMES H. GATELY, Direct Investor Services.
KATHLEEN C. GUBANICH, Human Resources.
IAN A. MACKINNON, Fixed Income Group.
F. WILLIAM MCNABB, III, Institutional Investor Group.
MICHAEL S. MILLER, Planning and Development.
RALPH K. PACKARD, Chief Financial Officer.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
                                  JOHN C. BOGLE
                Founder; Chairman and Chief Executive, 1974-1996.

[SHIP GRAPHIC]
[THE VANGUARD GROUP LOGO]

POST OFFICE BOX 2600
VALLEY FORGE, PA 19482-2600

ABOUT OUR COVER

Our cover photograph was taken by Michael Kahn in September 2000 aboard HMS Rose in New York's Long Island Sound. Mr. Kahn is a renowned photographer--and accomplished sailor--whose work often focuses on seascapes and nautical images. The photograph is copyrighted by Mr. Kahn.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

Standard & Poor's(R), S&P(R), S&P 500(R), Standard & Poor's 500, 500, S&P MidCap 400, and S&P SmallCap 600 are trademarks of The McGraw-Hill Companies, Inc. All other index names may contain trademarks and are the exclusive property of their respective owners.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

(C)2001 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q770 012002